SCUDDER
                                                                 INVESTMENTS(SM)
                                                                     [LOGO]


--------------------------
BOND/TAX FREE
--------------------------

Scudder High Yield
Tax Free Fund


Semiannual Report
November 30, 2000



The fund seeks to provide a high level of income exempt from regular federal income tax.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                       9   Portfolio Management Discussion

                      14   Glossary of Investment Terms

                      15   Investment Portfolio

                      25   Financial Statements

                      29   Financial Highlights

                      31   Notes to Financial Statements

                      39   Shareholder Meeting Results

                      40   Officers and Trustees

                      41   Investment Products and Services

                      43   Account Management Resources

Scudder High Yield Tax Free Fund

--------------------------------------------------------------------------------
Class AARP                  ticker symbol SHYFX                 fund number 108
Class S                     ticker symbol SHYTX                 fund number 008
--------------------------------------------------------------------------------

Date of           o    Scudder High Yield Tax Free Fund -- Class S shares
Inception:             posted a total return of 5.57% for its most recent
1/22/87                semiannual period ended November 30, 2000. The fund
                       displayed strong competitive performance, outpacing the 3.83% average performance of the fund's peers over the same period, according to Lipper, Inc.^1

Total Net         o    For the one-, three-, five-, and ten-year periods, the
Assets as              fund's total returns placed it in the top 6% of similar
of 11/30/00--          municipal bond funds as tracked by Lipper. The fund
                       also ranked number one according to Lipper for five-
Class AARP:            and ten-year total return performance versus its peers.
$0.4 million           Please see page 9 for additional Lipper performance
                       information.

Class S:          o    As of November 30, 2000, the 30-day net annualized SEC
$461 million           yield of the Class S shares' was 5.47%, equivalent to
                       an 8.55% taxable yield for investors subject to the 36% maximum federal income tax rate.

                  o Scudder High Yield Tax Free Fund received an overall Morningstar Rating(TM)of five stars out of 1717 tax free funds as of November 30, 2000.^2


^1 Source: Lipper, Inc. an independent analyst of investment performance.
   Performance includes reinvestment of dividends, pertains only to Class S shares, and is no guarantee of future results.

^2 Morningstar proprietary rankings reflect historical risk-adjusted performance as of November 30, 2000, and apply only to Class S shares. Ratings are subject to change monthly, and past performance does not guarantee future results. Morningstar ratings are calculated from the Fund's three- and five-year average annual returns in excess of 90-day Treasury bills with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The fund received five stars for the three-year period, five stars for the five-year period, and five stars for the ten-year period. The top 10% of funds in a broad asset classes receive 5 stars and the next 22.5% receive 4 stars. The fund was rated among 1717, 1476, and 439 funds in its broad asset class for the three-, five-, and ten-year periods, respectively.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

We are pleased to report to you on Scudder High Yield Tax Free Fund's most recent semiannual period ended November 30, 2000. Class S shares of the fund posted a 5.57% total return for the period. In addition, the fund remains the number one high yield tax-exempt fund for total return, as ranked by Lipper, Inc., over the five- and ten-year periods ended November 30, and ranks in the top 6% of similar funds over the one-, three-, five-, and ten-year periods according to Lipper.

Scudder High Yield Tax Free Fund seeks to provide a high level of income exempt from regular federal income tax. It does this by investing most of its assets in securities across the credit quality spectrum -- at least 50% of assets are invested in the top four credit quality grades, and up to 50% of assets are invested in high yield bonds of the fifth and sixth credit grades (as low as grade B). Municipal bonds held in the fund's portfolio finance public transportation, road and bridge construction, colleges and universities, hospitals, and other projects or entities. The fund's managers look for securities that appear to offer the best total return potential, and normally prefer those that cannot be called in before maturity. In making buy and sell decisions, the managers weigh a number of factors against each other, from economic outlooks to supply and demand within the municipal market.

Please see the Portfolio Management Discussion beginning on page 9 for additional information on the fund's performance, strategy, and outlook.

In closing, we thought you'd like to know that we believe municipal bonds currently represent attractive value when compared with U.S. government securities: Yields of 10-year municipal bonds were 86% as high as yields of comparable Treasuries as of November 30. This means that -- on an after-tax basis -- an individual in an income tax bracket higher than 15% would be better off owning municipal securities over Treasuries.* Of course, Treasury securities are backed by the full faith and credit of the U.S. government, but municipal bonds are considered "next in line" in terms of creditworthiness. And with their superior liquidity and diversification compared with the holding of individual bonds, municipal bond funds represent a convenient way to seek attractive yields and steady total returns.

Thank you for investing with Scudder. If you have any questions regarding Scudder High Yield Tax Free Fund, please call 1-800-SCUDDER, or visit Scudder's Web site at www.scudder.com.

Sincerely,

/s/Linda C. Coughlin

Linda C. Coughlin

President

Scudder High Yield Tax Free Fund

* Source: Zurich Scudder Investments, Inc.

Performance Update
--------------------------------------------------------------------------------
                                                               November 30, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

               Scudder High      Lehman Brothers
               Yield Tax Free    Municipal Bond
               Fund -- Class S   Index*

     '90           10000              10000
     '91           11030              11026
     '92           12408              12133
     '93           14047              13477
     '94           12940              12769
     '95           15523              15183
     '96           16416              16075
     '97           18075              17231
     '98           19446              18569
     '99           19255              18368
     '00           20404              19868

                Yearly periods ended November 30


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                           Total Return
                               Growth of                              Average
Period ended 11/30/2000         $10,000             Cumulative         Annual
--------------------------------------------------------------------------------
Scudder High Yield Tax Free Fund -- Class S
--------------------------------------------------------------------------------
1 year                         $  10,597                5.97%            5.97%
--------------------------------------------------------------------------------
5 year                         $  13,145               31.45%            5.62%
--------------------------------------------------------------------------------
10 year                        $  20,404              104.04%            7.39%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*
--------------------------------------------------------------------------------
1 year                         $  10,816                8.16%            8.16%
--------------------------------------------------------------------------------
5 year                         $  13,085               30.85%            5.52%
--------------------------------------------------------------------------------
10 year                        $  19,868               98.68%            7.10%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------




THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE SCUDDER HIGH YIELD TAX FREE FUND -- CLASS S TOTAL RETURN (%) AND LEHMAN BROTHERS MUNICIPAL BOND INDEX* TOTAL RETURN (%)

                        Yearly periods ended November 30

             1991   1992   1993    1994   1995   1996   1997   1998   1999   2000
------------------------------------------------------------------------------------
Class Total
Return (%)   10.30  12.49  13.21  -7.88   19.96   5.75  10.11   7.58   -.98   5.97
------------------------------------------------------------------------------------
Index Total
Return (%)   10.26  10.04  11.08  -5.25   18.91   5.88   7.19   7.77  -1.08   8.16
------------------------------------------------------------------------------------
Net Asset
Value ($)    11.37  11.78  12.33  10.37   12.11  12.11  12.63  12.92  12.16  12.18
------------------------------------------------------------------------------------
Income
Dividends
($)            .76    .72    .67    .67     .67    .67    .67    .65    .64    .56
------------------------------------------------------------------------------------
Capital
Gains
Distributions
($)            .21    .27    .28     --      --     --     --     --     --     --
------------------------------------------------------------------------------------


* The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume dividends are reinvested and, unlike Fund returns, do not reflect any fees or expenses.

   On May 1, 2000, existing shares of the Fund were redesignated as Class S shares and generally are not available to new investors. In addition, on October 2, 2000, the Fund commenced offering class AARP shares. The total return information provided is for the Fund's Class S shares.

   All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the expenses, total returns for the class would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                               November 30, 2000

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Hospital/Health/Senior Care 30%                    Diversification remains
State General Obligation/                            an important strategy
Lease                       12%                     for the fund, allowing
Project Revenue/Special                           us to spread risk over a
Assessment                   9%                   large number of sectors,
Port/Airport Revenue         6%                            maturities, and
Electric Utility Revenue     4%                          geographic areas.
Sales/Special Tax            4%
Housing Finance Authority    3%
Toll Revenue/Transportation  2%
Miscellaneous Municipal     30%
------------------------------------
                           100%
------------------------------------



--------------------------------------------------------------------------------
Quality
--------------------------------------------------------------------------------
A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

AAA                         29%                         We gradually increased
AA                           5%                       the fund's allocation in
A                           13%                           bonds rated BB and B
BBB                         20%                        over the period to take
Not Rated                   33%                          advantage of the wide
------------------------------------                   spread in yield between
                           100%                        lower- and higher-rated
------------------------------------                          municipal bonds.
Weighted Average Quality: AA+



--------------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------------
A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Less than 1                  4%                     During the period, the
    1 < 5                       13%                        fund maintained its
    5 < 8                       13%                     cautious stance on the
    8 < 15                      35%                     market with respect to
[GRAGreater than 15             35%                        interest rate risk.
------------------------------------
                               100%
------------------------------------
    Weighted Average Effective
    Maturity: 13.79 years



For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                               November 30, 2000

                     Dear Shareholders,

                     Scudder High Yield Tax Free Fund -- Class S shares posted a 5.57% six-month total return and distinguished itself as the top-ranking high yield municipal bond fund for total return performance over the five- and ten-year periods ended November 30, according to Lipper, Inc. In addition, the fund's six-month return outpaced the 3.83% average return of its 79 peers as defined by Lipper. The fund's results also placed it in the top 6% of similar funds for the one-, three-, five- and 10-year periods as shown in the table below. The fund's return for the 12 months ended November 30 was 5.97%

                     As of November 30, Scudder High Yield Tax Free Fund received a five-star (highest) rating from Morningstar (see page 2 for additional information). Please turn to the Performance Update on page 5 for more information on the Fund's long-term progress, including comparisons with the unmanaged Lehman Brothers Municipal Bond Index.

                     Market Environment

                     The year 2000 was a time of transition for the fixed income markets. Going into the year, the markets were dominated by uncertainty created by Y2K concerns, and fear that a rapidly growing economy would trigger a resurgence of higher inflation. During this time a number


--------------------------------------------------------------------------------
Top-Tier Rankings
(Average annual returns for periods ended November 30, 2000)
--------------------------------------------------------------------------------
                Scudder          Lipper
             High Yield Tax     Average
               Free Fund         Annual                  Number of    Percentile
Period           Return          Return     Rank       Funds Tracked   Ranking
--------------------------------------------------------------------------------
1 Year            5.97%           2.47%      4    of        69         Top 6%
3 Years           4.13%           1.93%      2    of        51         Top 4%
5 Years           5.62%           3.84%      1    of        40         Top 3%
10 Years          7.39%           5.93%      1    of        18         Top 6%
--------------------------------------------------------------------------------

Past performance does not guarantee future results. Performance pertains to Class S shares.

                     of events combined to help bring yields on longer-maturity bonds down (and prices up). The most important of these was the Federal Reserve Board's efforts to keep inflation under control by keeping short-term interest rates high. Early in 2000, the Fed continued to increase the federal funds rate -- from 5.75% to 6.5% -- a campaign which began in 1999. Over the fund's most recent semiannual period the Fed showed that it would remain vigilant by maintaining the Fed Funds rate at a comparatively high 6.5%. As the year unfolded, with very few signs of reemerging inflation, economic indicators began to signal a slowdown in the economy's growth.

                     The bond market responded to signs of a potential slowdown by bidding up bond prices, sending yields lower. (Bond prices and yields move inversely.) In this case, bond market participants reacted favorably to signs of an economic slowdown because it meant that the chances of an increase in inflation were that much less. Typically, bond purchasers are more willing to lend when they believe the yields of the bonds they buy will not be diluted by higher inflation. Over the six months ended November 30, 10-year Treasury bond yields declined three quarters of a percentage point and their prices rose 6%. Over the same time frame, 10-year AAA-rated municipal bond yields declined over half a percentage point, and their prices rose 4.6%. The difference in performance between municipals and Treasuries would have been wider but for strong demand for municipal bonds during 2000 -- demand that pushed up bond prices -- coupled with a reduction in their supply (approximately 20% lower than the previous year).

                     Portfolio Strategy

                     Over the six-month period, the segment of the yield curve of municipal bonds with maturities from 10 to 20 years was steeper than the long-term average. Accordingly, our near-term strategy was to de-emphasize 7- to 10-year bonds and purchase bonds with 15-year maturities to take

--------------------------------------------------------------------------------
An Emerging Yield Advantage:
Scudder High Yield Tax Free Fund's SEC yield versus the yield of 10-year insured municipal bonds, 11/30/99-11/30/00
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

              Scudder High
              Yield Tax Free      10-year insured
              Fund's SEC yield    municipal bonds

    11/30/99       4.79               5.15
                   5.12               5.25
     1/31/00       5.26               5.45
                   5.17               5.38
     3/31/00       5.25               5.15
                   5.48               5.29
     5/31/00       5.77               5.5
                   5.45               5.12
     7/31/00       5.38               4.93
                   5.24               4.79
     9/30/00       5.43               4.96
                   5.44               4.83
    11/30/00       5.47               4.8

--------------------------------------------------------------------------------

Source:  Zurich Scudder Investments, Inc.

                     advantage of attractive yields that were available at that maturity level. In addition, we have been gradually increasing the fund's allocation in bonds rated BB and B to take advantage of wide "credit spreads" (the yield differential between lower- and higher-rated municipal bonds). It should be noted, however, that the fund continues to benefit from a comparatively lower allocation in high yield bonds versus other high yield tax-free funds.

                     Two other elements of our longer-term strategy remained the same during the period:

                     o Focus on premium "cushion" bonds. (High coupon bonds trading at a premium to face value that can be redeemed prior to maturity). We believe that the extra yield provided by cushion bonds adequately compensates the fund for the call feature in the current environment.

                     o Emphasize call protection. Within our call protection strategy, the fund regularly holds a significant percentage of bonds in its portfolio that cannot be redeemed by the issuer before the bond's maturity date. (Bond issuers with call provisions on a bond often redeem a bond early if interest rates decline.) Holding a significant number of call-protected bonds helps the fund provide a steadier stream of income that is less subject to fluctuations in interest rates.

                     In addition, the fund has maintained a cautious stance on the market with respect to interest rate risk. One way of assessing the fund's level of risk (and therefore its level of price sensitivity to changes in interest rates) is through the measurement of "duration." As of November 30, 2000, the fund's average duration was 7.7 years. Duration gives relative weight to both principal and interest payments through the life of a bond and has replaced average maturity as the standard measure of interest rate sensitivity among professional investors. Generally, the shorter the duration, the less sensitive a portfolio will be to changes in interest rates. Therefore, the price of a municipal bond fund with a duration that is shorter than that of a similar fund will tend to decline less when interest rates rise.

                     Diversification remains an important strategy for the fund, allowing us to spread risk over a large number of sectors, maturities, and geographic areas. As of November 30, the fund held securities issued in 36 states plus the District of Columbia and the Virgin Islands. The Portfolio Summary on page 7 provides more information about the fund's holdings, including quality, maturity, and sector representation.

                     Outlook

                     With recent reductions in supply, attractive long-term yields, and signs of a moderation in the U.S. economy, we believe municipal bonds have the potential to perform well in 2001. We are cautious about the Fed's new recession-fighting track, however. Any indication that the Fed's January 2001 half point reduction in the Fed Funds rate points to a newly red-hot economy would be a cautionary sign for bonds.

                     In terms of fund strategy, we will continue to purchase select lower-rated bonds as we seek to increase the fund's yield without a proportionate increase in risk level. The fund will also seek competitive returns by purchasing 15-year noncallable bonds over the coming months. As always, rather than attempting to make investment decisions based on short-term market movements, we will search for the most attractively valued bonds as we seek a high level of tax-free income for our shareholders.

                     Sincerely,

                     Your Portfolio Management Team

                     /s/Philip G. Condon                /s/Rebecca L. Wilson

                     Philip G. Condon                   Rebecca L. Wilson

Glossary of Investment Terms
--------------------------------------------------------------------------------
              Bond  An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the
                    issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

General Obligation  A municipal bond backed by the "full faith and credit"
              Bond (including the taxing and further borrowing power) of the city, state, or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

         Inflation  An overall increase in the prices of goods and services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace
                    -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

    Municipal Bond  An interest-bearing debt security issued by a state or local government entity.

   Net Asset Value  The price per share of a mutual fund is based on the sum of
             (NAV) the market value of all the securities owned by the fund, plus assets less liabilities, divided by the number of outstanding shares.

Taxable Equivalent  The level of yield a fully taxable instrument would have to
             Yield provide to equal that of a tax-free municipal bond on an after-tax basis.

  30-Day Sec Yield  The standard yield reference for bond funds, based on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

      Total Return  The most common yardstick to measure the performance of a fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.


(Source: Zurich Scudder Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                         as of November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                              Principal
                                                              Amount ($)   Value ($)
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Short-Term Municipal Investments 3.2%
------------------------------------------------------------------------------------

 Alaska
 Valdez, AK, Marine Terminal Revenue, Exxon Pipeline
    Project B, Daily Demand Note, 4.2%*, 12/1/2033 ........    1,500,000    1,500,000
 California
 California Pollution Control Financing Authority, Pacific
    Gas & Electric Corp., Daily Demand Note, 4.55%*,
    11/1/2026 .............................................    1,600,000    1,600,000
 District of Columbia
 District of Columbia, Series B1, Daily Demand Note,
    4.6%*, 6/1/2003 .......................................    1,000,000    1,000,000
 District of Columbia, Series 1991 B, Daily Demand Note,
    4.6%*, 6/1/2003 .......................................    1,000,000    1,000,000
 Florida
 Collier Country, FL, Health Facilities Authority, Hospital
    Revenue, Daily Demand Note, 4.1%*, 1/1/2033 ...........    1,500,000    1,500,000
 Michigan
 University of Michigan, Hospital Revenue, Series 1992 A,
    Daily Demand Note, 4.25%*, 12/1/2019 ..................    2,200,000    2,200,000
 Texas
 Harris County, TX, Health Facilities Authority Revenue,
    St. Lukes Episcopal Hospital:
      Series A, Daily Demand Note, 4.15%*, 2/15/2027 ......    1,000,000
                                                                            1,000,000
      Series A, Daily Demand Note, 4.15%*, 2/15/2027 ......    2,000,000
                                                                            2,000,000
 North Central, TX, Health Facilities Development Corp.,
    Presbyterian Medical Center, Series 1995 D,
    Daily Demand Note, 4.15%*, 12/1/2015 ..................    1,100,000    1,100,000
 Washington
 Washington Health Care Facilities Authority, Sisters of
    Providence, Series 1985 B, Daily Demand Note,
    4.3%*, 10/1/2005 ......................................    1,700,000    1,700,000
 Washington Healthcare Facilities Authority, Series 1985-E,
    Daily Demand Note, 4.3%*, 10/1/2005 ...................    1,100,000    1,100,000

--------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $15,700,000)                  15,700,000
--------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
Long-Term Municipal Investments 96.8%
------------------------------------------------------------------------------------

 Alaska
 North Slope Borough, AK, General Obligation, Capital
    Appreciation, Series 1994 B, Zero Coupon,
    6/30/2005 (b) .........................................    7,600,000    6,095,884

     The accompanying notes are an integral part of the financial statements.

                                                              Principal
                                                              Amount ($)   Value ($)
------------------------------------------------------------------------------------

Arizona
Maricopa County, AZ, Industrial Development Revenue,
   Resource Recovery, Series 1995, 9.25%, 5/1/2015 .......    3,610,000    3,620,361
McDowell Mountain Ranch, AZ, General Obligation,
   Series 1994, 8.25%, 7/15/2019 .........................    3,000,000    3,402,150
California
California Community Development Authority, Apartment
   Development Revenue Bond, Series 1998 A-4,
   5.25%, 5/15/2025 ......................................    3,750,000    3,652,950
California Pollution Control Financing Authority, Solid
   Waste Disposal Revenue, Canadian Fibre of Riverside PJ,
   AMT, Series 1997 A, 9%, 7/1/2019 ......................    6,000,000    3,780,000
Foothill Eastern Transportation Corridor Agency, CA,
   Toll Road Revenue:
     Series 1995 A, Step-up Coupon, 0% to 1/1/2005,
       7.05% to 1/1/2010 .................................    7,000,000    6,316,590
     Series 1995 A, Step-up Coupon, 0% to 1/1/2005,
       7.1% to 1/1/2011 ..................................    4,415,000    4,049,129
     Series 1995 A, Step-up Coupon, 0% to 1/1/2005,
       7.1% to 1/1/2012 ..................................    6,000,000    5,502,780
     Series 1995 A, Step-up Coupon, 0% to 1/1/2005,
       7.15% to 1/1/2014 .................................    2,875,000    2,641,924
Long Beach, CA, Aquarium of the Pacific Project,
   6.1%, 7/1/2010 ........................................    4,500,000    4,640,985
Los Angeles County, CA, Certificate of Participation,
   Marina Del Ray, AMT, Series 1993 A, 6.25%, 7/1/2003 ...    3,495,000    3,568,745
Millbrae California Residential Facilities, AMT,
   Series 1997 A, 7.375%, 9/1/2027 .......................    1,000,000      979,280
Sacramento, CA, City Financing Authority, Convention
   Center Hotel, Series 1999 A, 6.25%, 1/1/2030 ..........    4,000,000    3,905,000
San Francisco, CA, City and County Redevelopment
   Agency, Residential Facility, AMT, Series 1996 A, 8.5%,
   12/1/2026 .............................................    2,000,000    1,889,660
San Joaquin, CA, Transportation Corridor Agency:
   Series 1993, Prerefunded 1/1/2008, Step-up Coupon,
     0% to 1/1/2002 (c) ..................................    5,000,000    5,546,100
   Series 1993, Prerefunded 1/1/2008, Step-up Coupon,
     0% to 1/1/2002 (c) ..................................   15,000,000   16,675,200
   Series 1993, Prerefunded 1/1/2008, Step-up Coupon,
     0% to 1/1/2002 (c) ..................................    4,000,000    4,446,720
Colorado
Denver, CO, Airport System Revenue:
   Series 1990 A, Zero Coupon, 11/15/2001 ................    5,120,000    4,876,646
   Series 1990 A, Zero Coupon, 11/15/2003 ................    3,050,000    2,615,741
   Series 1990 A, Zero Coupon, 11/15/2004 ................    3,130,000    2,543,626

     The accompanying notes are an integral part of the financial statements.

                                                                 Principal
                                                                 Amount ($)  Value ($)
--------------------------------------------------------------------------------------

   Series 1991 A, Zero Coupon, 11/15/2005 ..................    1,855,000    1,427,052
   Series 1991 D, 7.75%, 11/15/2013 ........................    9,775,000   11,687,870
Denver, CO, Urban Renewal Authority, Tax Increment
   Revenue, AMT, Series 1989, 7.75%, 9/1/2016 ..............    2,500,000    2,658,325
Connecticut
Connecticut State Health Finance Authority, Edgehill
   Project, Series 1997 A, 6.875%, 7/1/2017 ................    4,500,000    4,403,970
Mashantucket, CT, Western Pequot Tribe:
   Series B, Zero Coupon, 9/1/2013 .........................    2,000,000      937,560
   Series 1999 B, Zero Coupon, 9/1/2010 ....................    2,000,000    1,146,240
   Series 1999 B, Zero Coupon, 9/1/2011 ....................    2,000,000    1,075,880
   Series 1996 B, 6.4%, 9/1/2011 ...........................    1,490,000    1,660,411
   Series 1996 B, Prerefunded to 9/1/2007, 6.4%,
     9/1/2011 (c) ..........................................    1,510,000    1,592,340
   Series 1997 B, 5.7%, 9/1/2012 ...........................    1,000,000      988,110
   Series 1999 B, Zero Coupon, 9/1/2012 ....................    2,000,000    1,004,060
   Series 1999 B, Zero Coupon, 9/1/2014 ....................    2,000,000      875,260
District of Columbia
District of Columbia:
   American College of Obstetricians, Series 1999,
     4.75%, 8/15/2018 (b) ..................................      500,000      452,450
   Certificate of Participation, Series 1993, 7.3%, 1/1/2013    4,650,000
                                                                             4,867,574
   Hospital Refunding Revenue, Metlantic Washington
     Hospital Center, Series 1992 A, 7.125%, 8/15/2019 .....    3,000,000
                                                                             3,180,090
   Water and Sewer Authority:
     Public Utilities Revenue, Series 1998, 7.993%,
       10/1/2014 (b) .......................................    4,220,000    4,940,438
     Series 2000, 8.012%, 10/1/2016 ........................    1,155,000    1,344,743
Florida
Bayside, FL, Community Development District, Capital
   Improvement Revenue, 6.3%, 5/1/2018 .....................      980,000      960,175
Broward County, FL, Housing Finance Authority, Single
   Family Mortgage Revenue, Series 1983, Zero Coupon,
   4/1/2014 ................................................      580,000      153,799
Hillsborough County, FL, Industrial Development Authority
   Revenue, University Community Hospital Project:
     5.625%, 8/15/2023 .....................................    1,550,000    1,313,827
     Series 1999, 5.625%, 8/15/2019 ........................    3,425,000    2,995,608
Indian Trace, FL, Special Tax Revenue, Water Management,
   Series 1995, 8.25%, 5/1/2005 ............................    1,380,000    1,447,937
Palm Beach County, FL, Health Facilities Authority,
   Retirement Community Revenue, Series 1998,
   5.125%, 11/15/2029 ......................................    2,000,000    1,609,200

     The accompanying notes are an integral part of the financial statements.

                                                               Principal
                                                               Amount ($)   Value ($)
-------------------------------------------------------------------------------------

Georgia
Athens-Clarke County, GA, Wesley Woods, Series 1997,
   6.35%, 10/1/2017 .........................................   1,575,000   1,405,971
Coweta County, GA, Residential Care Facilities for the
   Elderly, Wesley Woods, Series 1996 A, 8.25%,
   10/1/2026 ................................................   1,000,000   1,068,070
Municipal Electric Authority of Georgia, Series 1993 Z,
   5.5%, 1/1/2012 ...........................................   1,375,000   1,422,836
Rockdale County, GA, Development Authority, Solid Waste
   Disposal Revenue, Visy Paper Inc. Project, AMT,
   Series 1993, 7.4%, 1/1/2016 ..............................   4,460,000   4,529,130
Illinois
Chicago, IL, O'Hare International Airport, Special Facilities
   Revenue, United Airlines Project, Series 1999 A,
   5.35%, 9/1/2016 ..........................................   5,000,000   4,348,750
Hoffman Estates, IL, Tax Increment Revenue, Capital
   Appreciation, Junior Lien, Series 1991, Zero Coupon,
   5/15/2006 ................................................   4,000,000   3,028,960
Illinois Development Finance Authority, Hospital Revenue,
   Series 1999 A, 5.5%, 11/15/2029 ..........................   5,000,000   4,053,550
Winnebago County, IL, School District #122, Series 1992,
   6.45%, 6/1/2008 (b) ......................................   1,500,000   1,659,075
Indiana
Indiana Health Facilities Financing Authority Revenue,
   Franciscan Eldercare Community Services, Series 1998,
   5.875%, 5/15/2029 ........................................   2,300,000   1,838,114
Indianapolis, IN, Economic Development, Robin Run
   Village Project, Series 1992, 7.625%, 10/1/2022 ..........   1,500,000   1,547,580
Iowa
Iowa Financial Authority Retirement Authority, Wesley
   Retirement Services, 6.1%, 6/1/2024 ......................   2,250,000   1,880,708
Kansas
Manhattan, KS, Health Care Facilities, Revenue Bond,
   Meadowlark Hills Retirement, Series 1999 A,
   6.5%, 5/15/2028 ..........................................   1,000,000     884,280
Kentucky
Kenten County, KY, Airport Board, Delta Airlines Inc. .......
   Revenue, Series 1992 A, 6.125%, 2/1/2022 .................   4,150,000   3,971,924
Kentucky Economic Development Finance Authority,
   Health Systems Revenue, Norton Healthcare Inc.,
   Series 2000 A, 5.625%, 10/1/2028 .........................   5,500,000   5,382,465
Maine
Maine Finance Authority, Huntington Common,
   Series 1997 A, 7.5%, 9/1/2027 ............................   1,000,000     752,190


     The accompanying notes are an integral part of the financial statements.

                                                             Principal
                                                             Amount ($)   Value ($)
------------------------------------------------------------------------------------

Maryland
Anne Arundel County, MD, Special Obligation, National
   Business Park Project, 7.375%, 7/1/2028 ...............    2,000,000    2,056,280
Maryland Economic Development Corporation:
   Chesapeake Bay Conference, Series 1999 B,
     7.625%, 12/1/2022 ...................................   12,000,000   11,710,680
   University of Maryland Series 1999 A, 5.75%, 6/1/2031 .    1,000,000      920,050
Maryland State Health and Higher Educational Facilities
   Authority, University of Maryland Medical System
   Revenue, Series 2000, 6.75%, 7/1/2030 .................    2,500,000    2,589,675
Massachusetts
Boston, MA, Industrial Development Financing Authority,
   Springhouse Project, Series 1995, Prerefunded
   7/1/2005, 9.25%, 7/1/2025 .............................    1,350,000    1,627,169
Lowell, MA, General Obligation, Series 1991,
   8.3%, 2/15/2005 .......................................      365,000      378,542
Massachusetts Health and Educational Facilities Authority:
   Cooley Dickson Hospital Inc., Series 1993 A,
     Prerefunded to 5/15/2003, 7.125%, 11/15/2018 (c) ....    1,720,000
                                                                           1,841,312
   Partners Healthcare Systems, Series 1999 B,
     5.125%, 7/1/2019 ....................................    1,185,000    1,055,717
   South Shore Hospital:
     Series 1999 F, 5.625%, 7/1/2019 .....................    1,000,000      912,850
     Series 1999 F, 5.75%, 7/1/2029 ......................    4,000,000    3,595,680
Massachusetts Industrial Finance Agency:
   Edgewood Retirement Community, Series 1995 A, 9%,
     11/15/2025 ..........................................    1,000,000    1,213,760
   Solid Waste Disposal, Peabody Monofil Project,
     Series 1994, 9%, 9/1/2005 ...........................    1,680,000    1,734,768
Massachusetts State Development Financial Agency,
   Revenue, Health Care Facilities, Series 1999 A,
   7.1%, 7/1/2032 ........................................    4,000,000    3,709,960
Massachusetts State Rites, Series 2000, 5.961%,
   11/1/2010 .............................................    8,000,000    9,586,720
Michigan
Detroit, MI, Downtown Development Authority:
   Series 1996, Zero Coupon, 7/1/2011 ....................    3,150,000    1,788,313
   Series 1996, Zero Coupon, 7/1/2012 ....................    3,150,000    1,676,178
Kalamazoo, MI, Economic Development Revenue Bond,
   Series 1999 A, 7.5%, 5/15/2029 ........................    2,000,000    1,844,440
Michigan State Hospital Finance Authority Revenue, Sinai
   Hospital, Series 1995, Insured, 7.5%, 10/1/2027 (b) ...    2,000,000    2,253,820


     The accompanying notes are an integral part of the financial statements.

                                                              Principal
                                                              Amount ($)   Value ($)
------------------------------------------------------------------------------------

Michigan State Strategic Fund Limited, Revenue,
   5.75%, 11/15/2018 ......................................    1,500,000    1,262,205
Saginaw, MI, Hospital Finance Authority Revenue,
   Covenant Medical Center, Series F, 6.5%, 7/1/2030 ......    2,000,000    2,033,220
Mississippi
Mississippi Development Bank, Special Obligation,
   Diamond Lakes Utilities, Series 1997 A,
   6.25%, 12/1/2017 .......................................    1,800,000    1,698,516
Missouri
Florissant, MO, Industrial Development Authority:
   8.5%, 8/15/2030 ........................................    7,060,000    7,018,346
   St. Catherine Acquisition, 9%, 8/15/2030 ...............    3,305,000    3,285,897
St. Louis Industrial Development Authority, Senior Lien,
   St. Louis Convention, 7.25%, 12/15/2035 ................   10,000,000   10,073,700
Nevada
Clark County, NV, Pollution Control Revenue,
   Series 1995 D, 5.45%, 10/1/2023 ........................    3,470,000    2,948,112
Director State Nevada Department Business & Industry,
   Las Vegas Monorail Project, Revenue, 7.375%, 1/1/2030 ..    6,000,000    5,757,540
New Hampshire
New Hampshire Health & Educational Facilities Authority
   Revenue, New Hampshire College Issue, Series 2000,
   7.4%, 1/1/2023 .........................................    2,000,000    2,052,360
New Hampshire Higher Education and Health
   Facilities Authority:
     New Hampshire Catholic Charity:
       8.4%, 8/1/2011 .....................................      600,000      632,724
       Series 1991, Prerefunded 8/1/2001, 6.375%,
         3/1/2013 (c) .....................................      725,000      662,976
       Series 1997, 5.8%, 8/1/2022 ........................    2,760,000    2,333,580
     Rivermead at Peterborough:
       Series 1998, 5.5%, 7/1/2013 ........................    2,635,000    2,332,686
       Series 1998, 5.625%, 7/1/2018 ......................      500,000      405,855
     Riverwoods at Exeter, Series 1997 A, 6.5%, 3/1/2023 ..    1,000,000
                                                                              879,730
New Jersey
New Jersey Economic Development Authority, United
   Methodist Homes, Series 1995, Prerefunded 7/1/2005,
   7.5%, 7/1/2025 (c) .....................................    1,000,000    1,130,640
New Jersey State Transportation Certificate of
   Participation, Series 16, Inverse floater, Insured,
   6.9%, 9/15/2010 (b)** ..................................    8,250,000    9,435,525
New Jersey State Turnpike Authority Revenue, Series 2000 R,
   Insured, 6.17%, 1/1/2010 (b) ...........................    5,000,000    5,765,000


     The accompanying notes are an integral part of the financial statements.

                                                             Principal
                                                             Amount ($)     Value ($)
------------------------------------------------------------------------------------

New Mexico
Farmington, NM, Pollution Control Revenue:
   5.8%, 4/1/2022 ........................................   5,000,000   4,545,050
   5.8%, 4/1/2022 ........................................   2,000,000   1,818,020
New York
Brookhaven, NY, Industrial Development Authority,
   Civic Factory Revenue, Memorial Hospital Medical
   Center, Series A, 8.25%, 11/15/2030 ...................   1,000,000     978,220
Glen Cove Housing Authority, Senior Living Facility, AMT,
   Series 1996, 8.25%, 10/1/2026 .........................   1,500,000   1,577,415
Islip, NY, New York Community Development Agency,
   New York Institute of Technology, Series 1996,
   7.5%, 3/1/2026 ........................................   2,500,000   2,869,600
New York City, NY, General Obligation, Series 1996 A,
   7%, 8/1/2007 ..........................................   5,000,000   5,599,850
New York Metropolitan Transportation Department,
   Series 1993 O, 5.75%, 7/1/2013 ........................   2,750,000   2,920,968
New York, State Dormitory Authority Revenue, Series 310,
   Inverse Floater, Insured, 12.181%, 2/15/2010 (b) ** ...   4,250,000   5,036,293
Onondaga County, NY, Industrial Development Agency,
   Solid Waste Disposal Facility, Solvay Paperboard LLC,
   AMT Series 1998, 7%, 11/1/2030 ........................   3,500,000   3,330,005
Orange County, NY, Industrial Development Agency,
   Life Care Community Revenue, The Glen Arden
   Project, 5.7%, 1/1/2028 ...............................   1,250,000     977,663
North Carolina
Charlotte, NC, Special Facilities Revenue, Douglas
   International Airport-US Airways, 7.75%, 2/1/2028 .....   1,700,000   1,623,126
North Carolina Municipal Power Agency, Electric Revenue,
   Series 1999 B, 6.375%, 1/1/2013 .......................   2,075,000   2,178,750
North Dakota
Grand Forks, ND, Health Care Systems Revenue,
   Series 2000, 7.125%, 8/15/2024 ........................   2,000,000   2,014,280
Ohio
Hamilton County, OH, Health System Revenue, Franciscan
   Sisters of the Poor Health System, Providence Hospital,
   Series 1992, 6.8%, 7/1/2008 ...........................   5,485,000   5,770,604
Pennsylvania
Chester County, PA, Health and Education Facilities
   Authority Revenue, Series 1997 A, 5.375%, 5/15/2027 ...   4,270,000   3,757,429
Delaware County PA, First Management Revenue, 7.625%,
   7/1/2030 ..............................................   1,000,000   1,010,080
Delaware County, PA, White Horse Village Inc.:
   Series 1996 A, 6.7%, 7/1/2007 .........................   1,000,000     987,300
   Series 1996, 7.5%, 7/1/2018 ...........................   2,000,000   2,055,540


     The accompanying notes are an integral part of the financial statements.

                                                            Principal
                                                            Amount ($)   Value ($)
------------------------------------------------------------------------------------

Latrobe, PA, Industrial Development Authority, St. Vincent
   College Project, Series 1998, 5.375%, 5/1/2013 ........   1,685,000   1,638,831
Montgomery County, PA, Health and Educational Facilities
   Authority, Philadelphia Geriatric Center Revenue,
   Series 1999 A, 7.25%, 12/1/2027 .......................   3,125,000   3,017,594
Montgomery County, PA, Industrial Development
   Authority, Retirement Community Revenue, Series 1998,
   5.25%, 11/15/2028 .....................................   4,000,000   3,252,480
Montgomery County, PA, Multi-Family Housing Revenue,
   Series 1993 A, 6.375%, 7/1/2012 .......................   5,500,000   5,466,285
Pennsylvania Higher Education Authority, Medical
   College of Pennsylvania, Series 1991 B, Insured, 7.25%,
   3/1/2005 (b) ..........................................   1,000,000   1,026,850
Philadelphia, PA, Industrial Development Authority,
   Commercial Development Revenues, Series 1997,
   6.5%, 10/1/2027 .......................................   4,500,000   4,333,005
Westmoreland County, PA, Industrial Development
   Authority Revenue, Health Care Facilities-Redstone,
   Series 2000 B, 8.125%, 11/15/2030 .....................   3,000,000   2,956,110
South Carolina
South Carolina Jobs Economic Development Authority,
   Hospital Facilities Revenue, Series 2000 A,
   7.375%, 12/15/2021 ....................................   2,500,000   2,485,350
South Dakota
South Dakota Health & Educational Facilities Authority
   Revenue, Prairie Lakes:
     Series 1992, 7.125%, 4/1/2010 .......................     320,000     328,989
     Series 1992, Prerefunded 4/1/2003, 7.125%,
       4/1/2010 (c) ......................................     680,000     728,457
     Series 1992, 7.25%, 4/1/2022 ........................     320,000     324,451
     Series 1992, Prerefunded 4/1/2003, 7.25%,
       4/1/2022 (c) ......................................     680,000     730,320
Tennessee
Elizabethton, TN, Health and Educational Facilities Board
   Revenue, Series 2000 B, 8%, 7/1/2033 ..................   3,000,000   3,045,120
Johnson City, TN, Health and Educational Facilities Board
   Hospital Revenue, 7.5%, 7/1/2033 ......................   5,000,000   4,824,200
Texas
Arlington, TX, Independent School District, General
   Obligation, Series 1999, 5%, 2/15/2024 ................   7,000,000   6,515,110
Austin, TX, Bergstrom Landhost Enterprises, Airport Hotel,
   Series 1999 A, 6.75%, 4/1/2027 ........................   5,000,000   4,689,600
Bexar County, TX, Housing Finance Corporation, AMT,
   Series 1999 A, 8.2%, 4/1/2022 .........................     588,000     600,530
Dallas-Fort Worth, TX, Airport Revenue, American Airlines,
   AMT, Series 1990, 7.25%, 11/1/2030 ....................   5,000,000   5,143,150


     The accompanying notes are an integral part of the financial statements.

                                                             Principal
                                                             Amount ($)   Value ($)
------------------------------------------------------------------------------------

Hidalgo County, TX, Health Services, Mission Hospital,
   Series 1996, 6.75%, 8/15/2016 .........................    2,500,000    2,367,900
Lubbock, TX, Health Facilities Development Corporation,
   Carillon Inc., Series 1999 A, 6.5%, 7/1/2019 ..........    3,000,000    2,645,670
Magnolia, TX, Independent School District, Series 1999,
   5%, 8/15/2017 .........................................    2,400,000    2,286,888
Midland County, TX, Hospital District, Midland Memorial
   Hospital, Series 1992, 7.5%, 6/1/2016 .................    1,500,000    1,578,150
Richardson, TX, Hospital Authority, Hospital Revenue,
   Series 1998, 5.625%, 12/1/2028 ........................    1,250,000    1,005,450
Tarrant County, TX, Health Facilities Development Corp.,
   Hospital Revenue, 6.7%, 11/15/2030 ....................    2,500,000    2,444,025
Travis County, TX, Health Facilities Development Corp.,
   Ascension Health, Inverse Floating Rate Note,
   Series 1999 A, 6.25%, 11/15/2015** ....................   10,000,000   10,739,500
Utah
Salt Lake City, UT, Hospital Revenue, Inverse Floater,
   Series 1992, 6.15%, 2/15/2012** .......................    2,000,000    2,183,680
Vermont
Vermont Housing Finance Agency, Northgate Housing
   Project, Series 1989, 8.25%, 6/15/2020 ................      980,000    1,028,735
Virgin Islands
Virgin Islands Public Finance Authority Revenue,
   Series 1992 A, Prerefunded 10/1/2002, 7.25%,
   10/1/2018 (c) (d) .....................................    6,500,000    6,981,780
Virginia
Fairfax County, VA, Economic Development Authority
   Revenue, Series 1999 A, 7.25%, 10/1/2019 ..............    3,000,000    3,019,680
Pittsylvania County, VA, Industrial Development Authority,
   Multitrade of Pittsylvania County, L.P. Project:
     Series 1994 A, 7.45%, 1/1/2009 ......................    1,500,000    1,519,545
     Series 1994 A, 7.5%, 1/1/2014 .......................    3,500,000    3,545,535
Virginia Beach, VA, Development Authority Revenue,
   7%, 4/1/2010 ..........................................    2,660,000    2,627,468
West Virginia State Hospital Finance Authority, 6.75%,
   9/1/2030 ..............................................    5,000,000    5,085,300
Washington
Washington Public Power Supply System:
   Nuclear Project #2:
     Series 1992 A, 6.3%, 7/1/2012 .......................   10,000,000   11,060,800
     Series 1994, Inverse Floater, 6.42%, 7/1/2012** .....    3,000,000    3,045,000
   Nuclear Project #3, Series 1989 B, 7.125%, 7/1/2016 ...    2,500,000    2,968,850



     The accompanying notes are an integral part of the financial statements.

                                                                    Principal
                                                                    Amount ($)   Value ($)
------------------------------------------------------------------------------------------

 Wisconsin
 Wisconsin State Health and Educational Facilities Authority:
    Aurora Health Care Inc., Series 1999 A, 5.6%,
      2/15/2029 .............................................    10,500,000     8,737,050
    National Regency of New Berlin Project, Series 1995,
      8%, 8/15/2025 .........................................     1,465,000     1,523,937

-----------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $447,814,428)                     468,002,087
-----------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $463,514,428) (a)                  483,702,087
-----------------------------------------------------------------------------------------


* Floating rate and monthly, weekly or daily demand notes are securities whose yields vary with a designated market index or market rate. Variable rate demand notes are securities whose yields are periodically reset at market levels. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** Inverse floating rate notes are instruments whose yields may change based on the change in the relationship between long-term and short-term interest rates and which exhibit added interest rate sensitivity compared to other bonds with a similar maturity. These securities are shown at their rates as of November 30, 2000.

(a) The cost for federal income tax purposes was $463,514,428. At November 30, 2000, net unrealized appreciation for all securities based on tax cost was $20,187,659. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $27,434,343 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,246,684.

(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA/BIG.

(c) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(d) At November 30, 2000, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

         AMT: Alternative minimum tax

--------------------------------------------------------------------------------

   At November 30, 2000, open futures contracts sold short were as follows:

                                                         Aggregate
                                                          Face
Futures                          Expiration   Contracts  Value ($)     Value ($)
------------------------------- ------------  --------  ------------  ----------
Municipal Bond Index .......... 12/19/2000     225      22,192,400   22,746,094

Total unrealized depreciation on open futures contracts sold short ..  (553,694)


--------------------------------------------------------------------------------


     The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $463,514,428) ....   $ 483,702,087
Receivable for investments sold ............................         575,000
Interest receivable ........................................       7,558,127
Receivable for Fund shares sold ............................       1,779,922
Due from Adviser ...........................................          29,803
Other assets ...............................................           2,166
                                                               -------------
Total assets ...............................................     493,647,105

Liabilities
--------------------------------------------------------------------------------
Due to custodian bank ......................................          10,527
Dividends payable ..........................................       2,240,174
Payable for investments purchased ..........................      13,931,865
Payable for Fund shares redeemed ...........................         202,648
Payable for daily variation margin on open futures contracts         133,594
Accrued management fee .....................................          41,341
Accrued Trustees' fees and expenses ........................          59,607
                                                               -------------
Total liabilities ..........................................      16,619,756
--------------------------------------------------------------------------------
Net assets, at value                                           $ 477,027,349
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on:
   Investments .............................................      20,187,659
   Futures .................................................        (553,694)
Accumulated net realized gain (loss) .......................     (12,151,057)
Paid-in capital ............................................     469,544,441
--------------------------------------------------------------------------------
Net assets, at value                                           $ 477,027,349
--------------------------------------------------------------------------------



     The accompanying notes are an integral part of the financial statements.

Net Asset Value
--------------------------------------------------------------------------------

Class AARP
Net Asset Value, offering and redemption price per share ($409,856 / 33,647
   outstanding shares of beneficial interest, $.01 par value, unlimited number   ---------
   of shares authorized) .....................................................   $   12.18
Class S                                                                          ---------
Net Asset Value, offering and redemption price per share ($461,323,092 /
   37,862,219 outstanding shares of beneficial interest, $.01 par value,         ---------
   unlimited number of shares authorized) ....................................   $   12.18
Class A                                                                          ---------
Net Asset Value and redemption price per share ($10,562,211 / 867,658
   outstanding shares of beneficial interest, $.01 par value, unlimited number   ---------
   of shares authorized) .....................................................   $   12.17
                                                                                 ---------
                                                                                 ---------
Maximum offering price per share (100 / 95.5 of $12.17) ......................   $   12.74
Class B                                                                          ---------
Net Asset Value, offering and redemption price (subject to contingent deferred
   sales charge) per share ($2,342,315 / 192,356 outstanding shares of           ---------
   beneficial interest, $.01 par value, unlimited number of shares authorized)   $   12.18
Class C                                                                          ---------
Net Asset Value, offering and redemption price (subject to contingent deferred
   sales charge) per share ($2,389,875 / 196,206 outstanding shares of           ---------
   beneficial interest, $.01 par value, unlimited number of shares authorized)   $   12.18
                                                                                 ---------


     The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statement of Operations for the six months ended November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Interest .......................................................   $ 15,078,692
                                                                   ------------
Expenses:
Management fee .................................................      1,463,416
Services to shareholders .......................................        275,365
Custodian and accounting fees ..................................         36,064
Distribution services fees .....................................          8,061
Administrative services fees ...................................          8,543
Auditing .......................................................         25,378
Legal ..........................................................          3,526
Trustees' fees and expenses ....................................          4,254
Reports to shareholders ........................................         26,593
Registration fees ..............................................         64,555
Other ..........................................................          4,085
                                                                   ------------
Total expenses, before expense reductions ......................      1,919,840
Expense reductions .............................................        (81,439)
                                                                   ------------
Total expenses, after expense reductions .......................      1,838,401
Net investment income ..........................................     13,240,291

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................      1,006,091
Futures ........................................................     (1,725,300)
                                                                   ------------
                                                                       (719,209)
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................     13,095,702
Futures ........................................................       (666,575)
                                                                   ------------
                                                                     12,429,127
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                           11,709,918
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      24,950,209
--------------------------------------------------------------------------------




     The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                       Six Months
                                                     Ended November
                                                        30, 2000      Year Ended May
Increase (Decrease) in Net Assets                     (Unaudited)        31, 2000
-------------------------------------------------------------------------------------
Operations:
Net investment income .............................   $  13,240,291    $  22,900,860
Net realized gain (loss) on investment transactions        (719,209)      (5,601,313)
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......      12,429,127      (22,532,243)
                                                      -------------    -------------
Net increase (decrease) in net assets resulting
   from operations ................................      24,950,209       (5,232,696)
                                                      -------------    -------------
Distributions to shareholders from:
Net investment income:
  Class AARP ......................................          (1,294)            --
                                                      -------------    -------------
  Class S .........................................     (13,050,927)     (22,899,579)
                                                      -------------    -------------
  Class A .........................................        (131,048)            (634)
                                                      -------------    -------------
  Class B .........................................         (29,881)            (498)
                                                      -------------    -------------
  Class C .........................................         (27,141)            (149)
                                                      -------------    -------------
Fund share transactions:
Proceeds from shares sold .........................     114,009,158      206,693,996
Reinvestment of distributions .....................       7,882,684       15,204,758
Cost of shares redeemed ...........................     (93,509,430)    (206,909,446)
                                                      -------------    -------------
Net increase (decrease) in net assets from Fund
   share transactions .............................      28,382,412       14,989,308
                                                      -------------    -------------
Increase (decrease) in net assets .................      40,092,330      (13,144,248)
Net assets at beginning of period .................     436,935,019      450,079,267
Net assets at end of period .......................   $ 477,027,349    $ 436,935,019



     The accompanying notes are an integral part of the financial statements.

Financial Highlights

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class AARP

-------------------------------------------------------------------------------
                                                                      2000(a)
-------------------------------------------------------------------------------
Net asset value, beginning of period                                 $12.18
                                                                     ----------
-------------------------------------------------------------------------------
Income (loss) from investment operations:
-------------------------------------------------------------------------------
  Net investment income                                                 .11
-------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions    .00
                                                                     ----------
-------------------------------------------------------------------------------
  Total from investment operations                                      .11
-------------------------------------------------------------------------------
Less distributions from:
-------------------------------------------------------------------------------
  Net investment income                                               (.11)
-------------------------------------------------------------------------------
Net asset value, end of period                                       $12.18
                                                                     ----------
-------------------------------------------------------------------------------
Total Return (%)                                                        .94(b)**
-------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                   .4
-------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                         .90*
-------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                          .79*
-------------------------------------------------------------------------------
Ratio of net investment income                                         5.96*
-------------------------------------------------------------------------------
Portfolio turnover rate (%)                                              12*
-------------------------------------------------------------------------------


(a) For the period from October 2, 2000 (commencement of sales of Class AARP shares) to November 30, 2000 (Unaudited).

(b) Total returns would have been lower had certain expenses not been reduced.

*        Annualized

**       Not annualized

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S (a)

------------------------------------------------------------------------------------
                               2000(b)   2000(c)  1999(d)  1998(e) 1997(e)  1996(e)
------------------------------------------------------------------------------------
Net asset value, beginning of
period                        $11.87    $12.69   $12.93   $12.78   $12.04  $12.19
                              ------------------------------------------------------
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income          .35       .66      .26      .65      .67     .66
------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                   .31      (.82)    (.24)     .15      .74    (.15)
                              ------------------------------------------------------
------------------------------------------------------------------------------------
  Total from investment
  operations                     .66      (.16)     .02      .80     1.41     .51
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income         (.35)     (.66)    (.26)    (.65)    (.67)   (.66)
------------------------------------------------------------------------------------
Net asset value, end of period$12.18    $11.87   $12.69   $12.93   $12.78  $12.04
                              ------------------------------------------------------
------------------------------------------------------------------------------------
Total Return (%)               5.57(f)** (1.28)(f)  .18**   6.38    12.04    4.43(f)
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                     461       436      450      432      337     293
------------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)           .82*    .89(g)     .83*     .84      .90     .95
------------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)           .79*    .87(g)     .83*     .84      .90     .91
------------------------------------------------------------------------------------
 Ratio of net investment
 income (%)                     5.71*      5.42    4.91*    5.03     5.43    5.59
------------------------------------------------------------------------------------
Portfolio turnover rate (%)       12*        62       7*      14       33      22
------------------------------------------------------------------------------------


(a)      On May 1, 2000 existing shares of the Fund were designated as Class S.

(b)      For the six months ended November 30, 2000 (Unaudited).

(c)      For the year ended May 31, 2000.

(d) For the five months ended May 31, 1999. On August 10, 1998, the Fund changed the fiscal year end from December 31 to May 31.

(e)      For the year ended December 31.

(f) Total returns would have been lower had certain expenses not been reduced.

(g) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .86% and .85%, respectively (see Notes to Financial Statements).

*        Annualized

**       Not annualized

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder High Yield Tax Free Fund (the "Fund") is a diversified series of Scudder Municipal Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

On May 1, 2000, the Fund commenced offering multiple classes of shares. Existing shares of the Fund were redesignated as Class S and the Fund commenced offering Classes A, B and C shares. In addition, on October 2, 2000, the Fund commenced offering Class AARP shares. The five classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are especially designed for members of AARP and are not subject to initial or contingent deferred sales charges. Class S shares, generally not available to new investors, are not subject to initial or contingent deferred sales charges. Certain detailed financial information for the Class A, B and C shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services-level and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased index futures to manage the duration of the portfolio. In addition, the Fund also sold index futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund depending upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $6,600,000, which may be applied against any realized net taxable capital gains of each succeeding year, until fully utilized or until May 31, 2005 ($3,900,000) and May 31, 2008 ($2,700,000), the respective expiration dates or whichever occurs first.

In addition, from November 1, 1999 through May 31, 2000, the Fund incurred approximately $3,600,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending May 31, 2001.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premium and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended November 30, 2000, purchases and sales of municipal securities (excluding short-term investments) aggregated $57,671,338 and $26,143,451, respectively.

C. Transactions with Affiliates

Management Agreement. Under the Investment Management Agreement (the "Agreement") with Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc. ("Scudder" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.65% on the first $300,000,000 of the Fund's average daily net assets and 0.60% of such net assets in excess of $300,000,000, computed and accrued daily and payable monthly. From June 1, 2000 to October 1, 2000, the Adviser maintained the annualized expenses of the classes of the Fund until October 1, 2000 as follows: Class S shares 0.80%, Class A shares 0.80%, Class B shares 1.60% and Class C shares 1.58%.

Effective October 2, 2000, the Fund as approved by the Fund's Trustees, adopted a new Investment Management Agreement (the "Management Agreement") with the Adviser. The Management Agreement is identical to the pre-existing agreement, except for the dates of execution and termination and fee rate. The management fee payable under the Management Agreement is equal to an annual rate of 0.65% of the first $300,000,0000 of the Fund's average daily net assets, .60% on the next $200,000,000 of the Fund's average daily net assets, and 0.575% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. From October 2, 2000 to November 30, 2000 the Adviser maintained the annualized expenses of the classes of the Fund as follows: Class S shares 0.79%, Class AARP shares 0.79%, Class A shares 0.80%, Class B shares 1.60% and Class C shares 1.58%. Certain expenses, such as taxes, brokerage and interest expense are excluded from the expense limitation. Accordingly, for the six months ended November 30, 2000 the Adviser did not impose a portion of its management fee pursuant to the Agreement and the Management Agreement aggregating $72,956 and the amount imposed aggregated $1,390,460, which was equivalent to an annualized effective rate of 0.60% of the Fund's average daily net assets.

Distribution Service Agreement. In accordance with Rule 12b-1 under the 1940 Act, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Adviser, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended November 30, 2000, the Distribution Fee was as follows:


                                                                 Unpaid at
                                                                November 30,
                 Distribution Fee           Total Aggregated       2000
------------------------------------------- ---------------- ----------------
Class B ..................................  $        4,226   $        1,270
Class C ..................................           3,835            1,256
                                            $        8,061   $        2,526


Underwriting Agreement and Contingent Deferred Sales Charge. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended November 30, 2000 aggregated $550,127, of which none was paid to other firms.

In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2000, there was no CDSC for Classes B and C.

Administrative Services Fees. KDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the six months ended November 30, 2000, the Administrative Services Fee was as follows:

                                                                         Unpaid at
                                         Total       Fees Waived by    November 30,
   Administrative Services Fee        Aggregated           KDI             2000
----------------------------------  ---------------  ---------------  ---------------
Class A ..........................  $        5,688   $           --   $        5,350
Class B ..........................           1,492               --            1,328
Class C ..........................           1,363               --            1,201
                                    $        8,543   $           --   $        7,879

Shareholder Services Fees. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C shares. For the six months ended November 30, 2000, the amount charged to Classes A, B and C by KSC aggregated $345, $283 and $146, respectively, of which $267, $187 and $131, respectively, is unpaid at November 30, 2000. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for Class S shares. For the six months ended November 30, 2000, the amount charged to Class S shares by SSC for shareholder services aggregated $153,544, of which $27,967 is unpaid at November 30, 2000.

Fund Accounting Fees. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended November 30, 2000, the amount charged to the Fund by SFAC aggregated $32,350, of which $6,310 is unpaid at November 30, 2000.

Trustees' Fees. The Trust pays each Trustee not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the six months ended November 30, 2000, Trustees' fees and expenses aggregated $4,254.

Other Related Parties. Effective October 2, 2000, Scudder has agreed to pay a fee to AARP and/or its affiliates in return for advice relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined assets of the AARP classes of all funds managed by Scudder. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended November 30, 2000, the Fund's custodian and transfer agent fees (Class S shares only) were reduced by $1,234 and $7,249, respectively, under these arrangements.

E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Reorganization

In early 2000, Scudder initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the no-load open-end funds Scudder advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative for Class S shares were borne jointly by Scudder and certain of the affected funds. For the year ended May 31, 2000, a one-time fee of $59,607 was accrued by Class S shares for payment to those Trustees not affiliated with the Adviser who did not stand for re-election. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser agreed to bear $29,803 of such costs, which were paid to the Fund in December 2000.

G. Share Transactions

The following tables summarize share and dollar activity in the Fund:

                          Six Months Ended                        Year Ended
                          November 30, 2000                      May 31, 2000
                 --------------------------------------------------------------------
                     Shares           Dollars            Shares           Dollars
Shares sold
-------------------------------------------------------------------------------------
Class AARP* ..           33,654   $      408,842                --    $           --
Class S** ....        8,116,536       98,688,256        17,085,134       206,124,783
Class A ......          852,595       10,388,246            27,398           324,369
Class B ......          180,570        2,191,374            17,635           208,844
Class C ......          191,892        2,332,440             2,995            36,000
                                  $  114,009,158                      $  206,693,996

Shares issued to shareholders in reinvestment of distributions
-------------------------------------------------------------------------------------
Class AARP* ..               14   $          165                --    $           --
Class S** ....          641,554        7,781,403         1,253,142        15,203,877
Class A ......            6,198           75,527                50               590
Class B ......              792            9,654                12               142
Class C ......            1,306           15,935                13               149
                                  $    7,882,684                      $   15,204,758
Shares redeemed
-------------------------------------------------------------------------------------
Class AARP* ..             (21)   $        (275)                --    $           --
Class S** ....      (7,668,872)     (93,287,571)      (17,028,771)     (206,829,984)
Class A ......         (11,891)        (144,992)           (6,692)          (79,462)
Class B ......          (6,653)         (76,554)                --                --
Class C ......               --             (38)                --                --
                                  $ (93,509,430)                      $(206,909,446)
Net increase (decrease)
-------------------------------------------------------------------------------------
Class AARP* ..           33,647   $      408,731                --    $           --
Class S** ....        1,089,218       13,182,089         1,309,505        14,498,676
Class A ......          846,902       10,318,781            20,756           245,497
Class B ......          174,709        2,124,474            17,647           208,986
Class C ......          193,198        2,348,337             3,008            36,149
                                  $   28,382,412                      $   14,989,308


* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to November 30, 2000.

** On May 1, 2000, existing shares of the Fund were redesignated as Class S shares.

Shareholder Meeting Results                                          (Unaudited)
--------------------------------------------------------------------------------

A Special Meeting of Shareholders (the "Meeting") of Scudder High Yield Tax Free Fund (the "fund"), a series of Scudder Municipal Trust was held on July 13, 2000, at the office of Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To elect Trustees of Scudder Municipal Trust.

                                                         Number of Votes:
   Trustee                                          For              Withheld
--------------------------------------------------------------------------------
   Henry P. Becton, Jr.                          24,922,147           712,670
   Linda C. Coughlin                             24,863,957           770,860
   Dawn-Marie Driscoll                           24,874,930           759,887
   Edgar R. Fiedler                              24,890,593           744,224
   Keith R. Fox                                  24,923,529           711,288
   Joan E. Spero                                 24,864,767           770,050
   Jean Gleason Stromberg                        24,872,097           762,720
   Jean C. Tempel                                24,884,029           750,788
   Steven Zaleznick                              24,900,110           734,707
--------------------------------------------------------------------------------

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the fund for the fiscal year ending May 31, 2001.

                                    Number of Votes:
                                                                      Broker
         For                Against              Abstain            Non-Votes*
--------------------------------------------------------------------------------
     24,998,194             314,335              322,288                 0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*                    Thomas V. Bruns*
   o  President and Trustee              o  Vice President

 Henry P. Becton, Jr.                  Philip G. Condon*
   o  Trustee; President, WGBH           o  Vice President
      Educational Foundation
                                       William F. Glavin*
 Dawn-Marie Driscoll                     o  Vice President
   o  Trustee; President,
      Driscoll Associates;             Ashton P. Goodfield*
      Executive Fellow, Center           o  Vice President
      for Business Ethics,
      Bentley College                  James E. Masur*
                                         o  Vice President
 Edgar R. Fiedler
   o  Trustee; Senior Fellow and       Howard S. Schneider*
      Economic Counsellor, The           o  Vice President
      Conference Board, Inc.
                                       John Millette*
 Keith R. Fox                            o  Vice President and Secretary
   o  Trustee; General Partner,
      The Exeter Group of Funds        Kathryn L. Quirk*
                                         o  Vice President and
 Joan E. Spero                              Assistant Secretary
   o  Trustee; President, The
      Doris Duke Charitable            John R. Hebble*
      Foundation                         o  Treasurer

 Jean Gleason Stromberg                Brenda Lyons*
   o  Trustee; Consultant                o  Assistant Treasurer

 Jean C. Tempel                        Caroline Pearson*
   o  Trustee; Managing Director,        o  Assistant Secretary
      First Light Capital, LLC
                                       *Zurich Scudder Investments, Inc.
 Steven Zaleznick
   o  Trustee; President and
      Chief Executive Officer,
      AARP Services, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder High Yield Bond Fund                Scudder Gold Fund

Global Income                               Regional
  Scudder Global Bond Fund                    Scudder Greater Europe Growth Fund
  Scudder Emerging Markets Income Fund        Scudder Pacific Opportunities Fund
                                              Scudder Latin America Fund
Asset Allocation                              The Japan Fund, Inc.
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Moderate Portfolio        Industry Sector Funds
  Scudder Pathway Growth Portfolio            Scudder Health Care Fund
                                              Scudder Technology Innovation Fund
U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund




                                       41

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           www.scudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      The Scudder Funds
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program from Scudder
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser

Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 360 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER
INVESTMENTS(SM)
[LOGO]



AARP Investment
Program from Scudder
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com

Scudder Funds
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial Services Group

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                         ENDED NOVEMBER 30, 2000

SCUDDER HIGH YIELD
TAX FREE FUND

  "... The fund's positioning in bonds of higher average quality than those held by its peers helped us provide an attractive level of tax- exempt income, achieve an above-average total return and preserve principal. ..."

                                                                  [SCUDDER LOGO]

CONTENTS

3
ECONOMIC OVERVIEW

5
PERFORMANCE UPDATE

8
PORTFOLIO STATISTICS

10
PORTFOLIO OF INVESTMENTS

19
FINANCIAL STATEMENTS

22
FINANCIAL HIGHLIGHTS

23
NOTES TO FINANCIAL STATEMENTS

29
SHAREHOLDERS' MEETING

AT A GLANCE

 SCUDDER HIGH YIELD TAX FREE FUND
 TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED NOVEMBER 30, 2000 (UNADJUSTED FOR SALES CHARGE) [BAR GRAPH]

                                                                                                            LIPPER HIGH YIELD
                                                 SCUDDER HIGH YIELD TAX      SCUDDER HIGH YIELD TAX        MUNICIPAL DEBT FUND
SCUDDER HIGH YIELD TAX FREE FUND CLASS A            FREE FUND CLASS B           FREE FUND CLASS C           CATEGORY AVERAGE*
----------------------------------------         ----------------------      ----------------------        -------------------
5.45                                                      5.23                        5.16                        3.83

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS FUND BEGAN OPERATIONS ON 1/22/87 WITH CLASS S SHARES. ADVISOR CLASSES A, B AND C, MADE AVAILABLE ON 5/1/00, HAVE THE SAME UNDERLYING PORTFOLIO AS CLASS S. PLEASE NOTE THAT RETURNS DEPICTED FOR CLASS A, B AND C SHARES PRIOR TO 5/1/00 ARE DERIVED FROM THE HISTORICAL PERFORMANCE OF CLASS S SHARES, ADJUSTED TO REFLECT SALES CHARGES AND HIGHER OPERATING EXPENSES. HOWEVER, RANKINGS/RATINGS ARE FOR CLASS S PERFORMANCE AND HENCE DO NOT REFLECT SUCH ADJUSTMENTS; WITH ADJUSTMENTS, RANKINGS/RATINGS MAY HAVE BEEN DIFFERENT.

*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGE HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE. RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT REFLECT FUTURE PERFORMANCE.

 NET ASSET VALUE

                                    AS OF      AS OF
                                   11/30/00   5/31/00
 .........................................................
    SCUDDER HIGH YIELD TAX FREE
    FUND CLASS A                    $12.17    $11.86
 .........................................................
    SCUDDER HIGH YIELD TAX FREE
    FUND CLASS B                    $12.18    $11.86
 .........................................................
    SCUDDER HIGH YIELD TAX FREE
    FUND CLASS C                    $12.18    $11.86
 .........................................................

 SCUDDER HIGH YIELD TAX FREE FUND
 CLASS S RANKINGS AS OF 11/30/00*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER HIGH YIELD MUNICIPAL DEBT FUND CATEGORY

                                             CLASS S
 ...............................................................
    1-YEAR                                #4 of 69 funds
 ...............................................................
    3-YEAR                                #2 of 51 funds
 ...............................................................
    5-YEAR                                #1 of 40 funds
 ...............................................................
    10-YEAR                               #1 of 18 funds
 ...............................................................

 DIVIDEND AND YIELD REVIEW

 THE FOLLOWING TABLES SHOW PER SHARE DIVIDEND AND YIELD INFORMATION FOR SCUDDER HIGH YIELD TAX FREE FUND AS OF NOVEMBER 30, 2000.

                             CLASS A   CLASS B   CLASS C
 ............................................................
    NOVEMBER DIVIDEND:        $0.06     $0.05     $0.05
 ............................................................
    ANNUALIZED DISTRIBUTION
    RATE:+                    5.73%     4.94%     4.96%
 ............................................................
    SEC YIELD:+               5.18%     4.62%     4.65%
 ............................................................
    TAX-EQUIVALENT YIELD:+    6.27%     5.40%     5.43%
 ............................................................

+CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE ON NOVEMBER 30, 2000. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. THE SEC YIELD IS NET INVESTMENT INCOME PER SHARE EARNED OVER THE MONTH ENDED NOVEMBER 30, 2000, SHOWN AS AN ANNUALIZED PERCENTAGE OF THE MAXIMUM OFFERING PRICE ON THAT DATE. THE SEC YIELD IS COMPUTED IN ACCORDANCE WITH THE STANDARDIZED METHOD PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION. TAX-EQUIVALENT YIELD IS BASED ON THE FUND'S YIELD AND THE 39.6% FEDERAL TAX RATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND FOR SOME INVESTORS, A PORTION MAY BE SUBJECT TO THE ALTERNATIVE MINIMUM TAX. YIELDS AND DISTRIBUTION RATES ARE HISTORICAL AND WILL FLUCTUATE.

TERMS TO KNOW

BASIS POINT The movement of interest rates or yields expressed in hundredths of a percent. For example, an increase in yield from 5 percent to 6 percent is 100 basis points.

DISCOUNTS AND PREMIUMS Par value is the principal value that an investor may receive when a bond matures. If a bond's price is lower than par, it is selling at a discount. If a bond's price is higher than par, it is said to be selling at a premium.

DURATION A measure of the interest-rate sensitivity of a portfolio, incorporating time to maturity and coupon size. The longer a portfolio's duration, the greater its sensitivity to interest-rate changes.

INVERTED YIELD CURVE A market phenomenon in which intermediate-term bonds (securities with one- to 10-year maturities) have higher income potential and current yields than long-term bonds (securities with 10- to 30-year maturities). Historically it has occurred during a period of rising short-term interest rates and been viewed as an indicator of a future economic slowdown.

REVENUE BOND INDEX (RBI) The average yield on 25 revenue bonds with 30-year maturities rated A1 and compiled by The Bond Buyer, a newspaper that reports on the municipal bond market.

ECONOMIC OVERVIEW

ZURICH SCUDDER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

The global economy grew faster than it has in over a decade during the first half of 2000, but the best news is probably behind us, and an economic slowdown may be more pronounced than we expected in the first half of 2001. Corporate profit problems, which foretold of economic difficulty in our last economic outlook, continue to be problematic. And, two new factors argue for a more pronounced slowdown: Bond markets and bankers, which had been extremely generous with credit, began to have second thoughts, and consumer confidence is giving early signs of cracking.

  Having spent a lot of time wondering who the next president will be, Wall Street turned its attention to a more basic issue during the end of December: corporate earnings. And Wall Street didn't like what it saw. It seemed like almost every day of the week another major U.S. company -- Microsoft, Compaq Computer Corp., General Motors, Whirlpool, Maytag, Chase Manhattan Corp., and J.P. Morgan & Co. -- warned of reduced profits. We said in November that there is fire amid this smoke, and we still believe it today. A general growth slowdown will make it harder to maintain productivity gains. Indeed, we saw the first evidence of productivity slowing along with economic growth in the third quarter: Productivity gains dipped to just 3.3 percent from the second quarter's remarkable 6.1 percent.

  A projected slowdown in capital spending, which has been a driver of economic expansion, is also changing our earlier assessment that economic growth would only slow to around 3.5 percent in 2001. In the early part of the year, corporate treasurers were finding it more difficult to satiate their voracious appetite for money, but it was still available. But from September through November bank lending to corporations didn't grow at all. Cash was still available in the bond markets for investment grade borrowers, but lower quality companies are finding money both scarce and expensive. Though capital goods orders are still up about 15 percent vs. a year ago, like bank loans, they have flattened out in the last several months. That will begin to hurt capital spending next year. We expect the growth rate in capital spending to decrease from 14 percent to around 7 percent in 2001.

  A third factor affecting our analysis is consumer spending. In our last economic outlook, we also discussed the beneficial economic impact of consumer confidence. In the early part of the year, consumers were spending prolifically, and the personal savings rate fell from an already low 2.2 percent last year to zero this year. It actually turned slightly negative in the third quarter. But consumer confidence is showing early signs of cracking. This was particularly obvious in mid-December as we moved to the crucial holiday season. The highly respected University of Michigan survey of consumer expectations registered a sharp drop, suggesting that shoppers, who have been a major support to the economic boom of the past several years, were beginning to get worried about future. The Commerce Department reported sales at retail stores fells 0.4 percent in November after being flat in October. This suggests that a consumer spending slowdown might be earlier and sharper than we had previously expected. As a result of these developments, we've taken a full percentage point off the growth rate we assume for the year 2001. We had previously expected growth of
3.5 percent; it now appears GDP is more likely to be up just 2.5 percent.

  The good news is that these signs of a slowing economy appear to have at least one beneficial effect: Consumer prices rose a mere 0.2 percent in November, while producer prices rose just 0.1 percent, rates that indicate that inflation pressures are not intensifying and might even be already easing. This theory was bolstered by a National Association of Purchasing Management survey which showed that companies are having a harder time passing along price increases than they did a year ago. We know that periods of economic slowdown are not the time that inflation accelerates, so we've trimmed a quarter of a point off our inflation outlook for 2001. We expect it to come in around 2 3/4 percent, with even more good news on inflation in 2002.

  Analysts believe that this subdued inflation outlook, combined with increasing signs of a slowing economy, may lead the Fed to cut interest rates early next year. Fed Chairman Alan Greenspan seems to be on the case. He has publicly recognized the risks of a worse economic slowdown than expected, and we believe he's already moved (in his mind, at least) to a neutral stance on monetary policy. Indeed, we agree with the market consensus that he is very likely to cut interest rates early in the new year. This won't stop the economy from slowing down, but it will prevent it from falling off a cliff.

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (12/31/00)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       5.20                   6.10                   6.30                    4.60
Prime rate (2)                                  9.00                   9.50                   8.50                    7.75
Inflation rate (3)*                             3.30                   3.20                   2.60                    1.60
The U.S. dollar (4)                             8.70                   0.70                   0.50                   -2.00
Capital goods orders (5)*                      15.50                  14.60                   7.30                  -13.60
Industrial production (5)*                      4.70                   6.40                   5.10                    3.00
Employment growth (6)                           1.50                   2.40                   2.20                    2.40

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 11/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


Therefore, the second half of 2001 is likely to be a little better than the early going.

  The risk of a slowing economy -- and continued volatility in capital markets -- over coming months is real. However, we believe that economic and technological changes that will continue to transform economies around the world, and those who remain diversified and invest for the long term will ultimately benefit.

Sincerely,

Zurich Scudder Investments, Inc.

Economics Group

  THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF DECEMBER 18, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

  TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[CONDON PHOTO]

PHILIP G. CONDON HAS 22 YEARS OF PROFESSIONAL INVESTMENT EXPERIENCE AND IS LEAD PORTFOLIO MANAGER OF SCUDDER HIGH YIELD TAX FREE FUND. HE JOINED ZURICH SCUDDER INVESTMENTS, INC. IN 1983.

[WILSON PHOTO]

REBECCA L. WILSON HAS 14 YEARS OF PROFESSIONAL INVESTMENT EXPERIENCE AND HAS BEEN CO-MANAGER OF THE FUND SINCE 1998. SHE JOINED ZURICH SCUDDER INVESTMENTS, INC. IN 1986.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

SECURITY SELECTION AND CURVE POSITIONING HELPED SCUDDER HIGH YIELD TAX FREE FUND ACHIEVE EXCELLENT RESULTS FOR THE SIX-MONTH PERIOD ENDED NOVEMBER 30, 2000. BELOW, THE MANAGEMENT TEAM DISCUSSES THE CLIMATE FOR MUNICIPAL BONDS AND HOW THE FUND PERFORMED.

Q     HOW DID SCUDDER HIGH YIELD TAX FREE FUND PERFORM BETWEEN MAY 31, 2000 AND
NOVEMBER 30, 2000?

A     In an environment in which some high-yield municipal bond funds were tainted with credit problems, Scudder High Yield Tax Free Fund posted strong positive returns. The fund's results not only outpaced the average of its peers, but also surpassed the six-month returns of most high-yield taxable bond funds and many equity funds. The fund's 5.45 percent return (Class A shares, unadjusted for sales charges) for the six months ended November 30 compared with a 3.83 percent return for the average high-yield municipal bond fund, as compiled by Lipper Inc. The unmanaged Lehman Brothers Municipal Bond index,* which contains many high-quality, low-yielding tax-exempt bonds, returned 7.08 percent for the period. By contrast, taxable high-yield bonds, as measured by the unmanaged Merrill Lynch High Yield Master index, fell 3.07 percent for the six months ended November 30.

  It is unusual for the high-yield, tax-exempt bond market to provide higher pre-tax returns than taxable high-yield bonds. However, given the economic backdrop of the past six months, as well as the credit challenges currently facing bonds of all types with B ratings, we are not surprised. The fund's positioning in bonds of higher average quality than those held by its peers helped us provide an attractive level of tax-exempt income, achieve an above-average total return and preserve principal.

* THE LEHMAN BROTHERS MUNICIPAL BOND INDEX CONTAINS APPROXIMATELY 15,000 BONDS. TO BE IN THE INDEX, A MUNICIPAL BOND MUST MEET THE FOLLOWING CRITERIA: A MINIMUM CREDIT RATING OF BBB, ISSUED AS PART OF AN ISSUE OF AT LEAST $50 MILLION, ISSUED WITHIN THE LAST FIVE YEARS, AND A MATURITY OF AT LEAST TWO YEARS. BONDS SUBJECT TO ALTERNATIVE MINIMUM TAX, VARIABLE-RATE BONDS AND ZERO-COUPON BONDS ARE EXCLUDED FROM THE INDEX. INVESTORS CANNOT INVEST IN THE INDEX.

 MUNICIPAL BONDS YIELDS VS. TREASURY YIELDS

 NOVEMBER 30, 2000

                                                AAA-RATED GENERAL OBLIGATION
                                                      MUNICIPAL BONDS          U.S. TREASURIES
--------------------------------------------------------------------------------------------------
    1-YEAR                                                  4.24%                   5.91%
 ..................................................................................................
    2-YEAR                                                  4.33                    5.61
 ..................................................................................................
    5-YEAR                                                  4.46                    5.43
 ..................................................................................................
    10-YEAR                                                 4.71                    5.47
 ..................................................................................................
    30-YEAR                                                 5.42                    5.61
 ..................................................................................................

SOURCE: BLOOMBERG BUSINESS NEWS. THE ABOVE LINE CHART IS NOT INTENDED TO PRESENT THE YIELD OF ANY KEMPER FUND.

PERFORMANCE UPDATE

Q     HOW HAS THE OVERALL BOND MARKET BEHAVED SINCE MAY 31, 2000?

A     Prices of Treasuries maturing in two to 10 years rose sharply, and yields declined, as the Federal Reserve Board refrained from increasing short-term interest rates for the entire period and the government used part of its record budget surplus to buy back long-term Treasury bonds from investors. At the same time, government and private economic indicators began to signal a slowdown in the U.S. economy's growth rate. The effects of the Federal Reserve's rate hike of 175 basis points between June 1999 and the spring of 2000 took hold, putting the brakes on inflation. In addition, sharp reversals in the domestic equity market this past autumn helped temper consumer demand. By November 30, 2000, the 10-year Treasury bond's yield had fallen to 5.47 percent, 80 basis points less than six months earlier. The Treasury yield was completely inverted at the end of November, with three-month Treasuries yielding 6.20 percent, 59 basis points more than 30-year bonds.

Q     HOW DID ALL THIS AFFECT THE MUNICIPAL BOND MARKET?

A     The municipal yield curve remained positively sloped, with longer-maturity bonds outyielding shorter-maturity bonds. However, it was not a smooth curve. As of November 30, bonds with maturities of 10 years or less offered much lower yields than bonds with maturities greater than 10 years. Some classes of long-maturity municipal bonds actually outyielded long-maturity Treasury bonds, which is unusual. Usually, a municipal bond will yield 10 to 25 percent less than a comparable maturity Treasury, due to the municipal bond's tax advantage.

Q     WERE THERE OTHER FACTORS AT WORK IN THE MUNICIPAL BOND MARKET?

A     As stock prices became more volatile this past summer and autumn, demand for high-yield municipal securities increased from depressed levels. This was a refreshing development, which, when coupled with a double-digit decline in the supply of tax-exempt debt, helped boost municipal bond prices.


Q     HOW DID YOU POSITION SCUDDER HIGH YIELD TAX FREE FUND IN LIGHT OF THESE
FACTORS?

A     The fund was fortunate to have positive cash flow from investors during the first half of fiscal year 2001. Overall, our approach was threefold: manage the portfolio's call protection, offset gains with losses, and work to keep the fund's income level up as interest rates fell. We used cash from millions of dollars in new investments into the fund to purchase lower-quality, higher-yielding bonds. The income differential between high-quality and lower-quality securities grew more attractive for most of the period, and we used this as a buying opportunity. In some cases, we sold bonds with weak call protection to lock in losses that we could use to offset gains.

  During the period, the fund's positioning in Texas municipal bonds increased from 8.8 percent of the portfolio as of May 31 to 9.3 percent as of November 30. Texas remained the fund's second largest allocation after California (see Top Five State Allocations on page 9). Higher energy prices and an increasingly diverse economy have lifted the state's financial

 SCUDDER HIGH YIELD TAX FREE FUND'S HISTORICAL SEC YIELD ADVANTAGE (S CLASS SHARES) VS. AVERAGE YIELD-TO-MATURITY OF 10-YEAR INSURED AAA-RATED MUNICIPAL BONDS
JANUARY 5, 1989 TO NOVEMBER 30, 2000

[LINE CHART]

05-Jan-89                                                                        -0.54
                                                                                 -0.57
                                                                                 -0.48
                                                                                 -0.39
                                                                                 -0.13
                                                                                 -0.02
                                                                                  0.14
                                                                                  0.17
                                                                                  0.18
                                                                                  0.15
                                                                                  0.01
                                                                                  0.08
                                                                                  0.09
                                                                                  0.11
                                                                                  0.07
                                                                                  0.08
                                                                                  0.01
                                                                                 -0.09
                                                                                 -0.18
                                                                                 -0.24
                                                                                 -0.24
                                                                                 -0.12
                                                                                 -0.15
                                                                                 -0.21
                                                                                  0.04
29-Jun-89                                                                        -0.07
                                                                                 -0.06
                                                                                 -0.16
                                                                                 -0.06
                                                                                 -0.08
                                                                                 -0.16
                                                                                 -0.08
                                                                                 -0.06
                                                                                  -0.1
                                                                                 -0.06
                                                                                 -0.05
                                                                                 -0.06
                                                                                  0.07
                                                                                  0.07
                                                                                  -0.1
                                                                                 -0.22
                                                                                 -0.13
                                                                                 -0.03
                                                                                  0.09
                                                                                  0.16
                                                                                  0.22
                                                                                  0.16
                                                                                  -0.1
                                                                                 -0.14
                                                                                 -0.22
21-Dec-89                                                                        -0.24
                                                                                  -0.2
                                                                                 -0.19
                                                                                 -0.29
                                                                                  -0.3
                                                                                 -0.34
                                                                                 -0.31
                                                                                 -0.24
                                                                                 -0.16
                                                                                 -0.13
                                                                                 -0.21
                                                                                 -0.23
                                                                                 -0.17
                                                                                 -0.21
                                                                                 -0.17
                                                                                 -0.09
                                                                                 -0.08
                                                                                 -0.11
                                                                                 -0.12
                                                                                 -0.14
                                                                                 -0.13
                                                                                 -0.24
                                                                                 -0.18
                                                                                 -0.23
                                                                                 -0.21
14-Jun-90                                                                        -0.28
                                                                                 -0.27
                                                                                 -0.28
                                                                                 -0.24
                                                                                 -0.19
                                                                                 -0.21
                                                                                 -0.23
                                                                                 -0.11
                                                                                  -0.1
                                                                                 -0.23
                                                                                     0
                                                                                 -0.14
                                                                                 -0.18
                                                                                 -0.28
                                                                                  -0.2
                                                                                 -0.04
                                                                                 -0.21
                                                                                 -0.25
                                                                                 -0.31
                                                                                 -0.26
                                                                                 -0.25
                                                                                  -0.4
                                                                                 -0.33
                                                                                 -0.36
                                                                                 -0.36
06-Dec-90                                                                        -0.33
                                                                                 -0.35
                                                                                 -0.32
                                                                                 -0.28
                                                                                 -0.32
                                                                                 -0.41
                                                                                  -0.6
                                                                                 -0.55
                                                                                 -0.59
                                                                                 -0.67
                                                                                 -0.69
                                                                                  -0.4
                                                                                 -0.24
                                                                                 -0.32
                                                                                 -0.31
                                                                                 -0.22
                                                                                 -0.31
                                                                                 -0.35
                                                                                 -0.43
                                                                                 -0.36
                                                                                 -0.32
                                                                                 -0.27
                                                                                 -0.29
                                                                                 -0.33
                                                                                 -0.34
30-May-91                                                                        -0.35
                                                                                 -0.31
                                                                                 -0.04
                                                                                 -0.18
                                                                                -0.125
                                                                                 -0.11
                                                                                 -0.16
                                                                                 -0.17
                                                                                 -0.17
                                                                                 -0.18
                                                                                 -0.21
                                                                                 -0.21
                                                                                  -0.2
                                                                                 -0.24
                                                                                 -0.27
                                                                                 -0.51
                                                                                 -0.56
                                                                                 -0.62
                                                                                 -0.69
                                                                                 -0.64
                                                                                 -0.61
                                                                                 -0.46
                                                                                 -0.47
                                                                                 -0.45
                                                                                 -0.44
21-Nov-91                                                                        -0.37
                                                                                 -0.36
                                                                                  -0.2
                                                                                 -0.07
                                                                                 -0.14
                                                                                 -0.17
                                                                                 -0.22
                                                                                 -0.47
                                                                                 -0.34
                                                                                 -0.19
                                                                                 -0.31
                                                                                 -0.14
                                                                                  -0.2
                                                                                  -0.2
                                                                                 -0.24
                                                                                 -0.21
                                                                                 -0.15
                                                                                 -0.03
                                                                                  0.02
                                                                                  0.02
                                                                                  0.01
                                                                                 -0.05
                                                                                 -0.14
                                                                                 -0.09
                                                                                 -0.17
14-May-92                                                                        -0.22
                                                                                 -0.21
                                                                                  0.01
                                                                                  0.02
                                                                                  0.03
                                                                                  0.08
                                                                                  0.08
                                                                                  0.01
                                                                                 -0.12
                                                                                 -0.09
                                                                                 -0.18
                                                                                 -0.16
                                                                                 -0.08
                                                                                 -0.03
                                                                                  0.06
                                                                                 -0.01
                                                                                 -0.03
                                                                                 -0.22
                                                                                 -0.12
                                                                                 -0.13
                                                                                 -0.16
                                                                                  -0.2
                                                                                 -0.27
                                                                                 -0.04
                                                                                 -0.08
05-Nov-92                                                                        -0.29
                                                                                  -0.3
                                                                                 -0.33
                                                                                 -0.37
                                                                                 -0.23
                                                                                 -0.19
                                                                                 -0.17
                                                                                 -0.22
                                                                                 -0.19
                                                                                 -0.13
                                                                                 -0.09
                                                                                 -0.19
                                                                                 -0.12
                                                                                 -0.17
                                                                                 -0.12
                                                                                 -0.12
                                                                                 -0.05
                                                                                 -0.17
                                                                                  0.08
                                                                                  0.02
                                                                                  0.13
                                                                                  0.17
                                                                                   0.1
                                                                                  0.14
                                                                                  0.07
29-Apr-93                                                                         0.16
                                                                                  0.08
                                                                                  0.08
                                                                                  0.02
                                                                                 -0.01
                                                                                 -0.17
                                                                                 -0.15
                                                                                 -0.12
                                                                                 -0.14
                                                                                 -0.28
                                                                                 -0.22
                                                                                 -0.23
                                                                                 -0.21
                                                                                  -0.2
                                                                                 -0.24
                                                                                 -0.45
                                                                                 -0.42
                                                                                  -0.4
                                                                                 -0.41
                                                                                 -0.46
                                                                                  -0.4
                                                                                 -0.38
                                                                                 -0.38
                                                                                 -0.37
                                                                                 -0.49
21-Oct-93                                                                        -0.38
                                                                                 -0.23
                                                                                 -0.06
                                                                                 -0.11
                                                                                  -0.2
                                                                                 -0.22
                                                                                 -0.29
                                                                                 -0.45
                                                                                 -0.37
                                                                                  -0.4
                                                                                  -0.4
                                                                                 -0.29
                                                                                 -0.34
                                                                                 -0.37
                                                                                 -0.36
                                                                                  -0.3
                                                                                 -0.12
                                                                                 -0.08
                                                                                  0.08
                                                                                  0.09
                                                                                 -0.04
                                                                                 -0.24
                                                                                  -0.2
                                                                                 -0.01
                                                                                 -0.39
14-Apr-94                                                                        -0.28
                                                                                 -0.42
                                                                                 -0.39
                                                                                 -0.44
                                                                                 -0.32
                                                                                 -0.52
                                                                                 -0.46
                                                                                 -0.52
                                                                                 -0.48
                                                                                 -0.36
                                                                                 -0.33
                                                                                 -0.26
                                                                                 -0.35
                                                                                 -0.42
                                                                                 -0.37
                                                                                 -0.29
                                                                                 -0.32
                                                                                  -0.1
                                                                                 -0.11
                                                                                 -0.13
                                                                                 -0.27
                                                                                 -0.26
                                                                                 -0.28
                                                                                 -0.25
                                                                                 -0.31
06-Oct-94                                                                        -0.28
                                                                                 -0.34
                                                                                 -0.23
                                                                                  -0.2
                                                                                 -0.21
                                                                                 -0.23
                                                                                 -0.29
                                                                                 -0.49
                                                                                 -0.51
                                                                                 -0.44
                                                                                 -0.47
                                                                                 -0.51
                                                                                 -0.52
                                                                                 -0.44
                                                                                 -0.47
                                                                                 -0.48
                                                                                 -0.34
                                                                                 -0.39
                                                                                 -0.45
                                                                                 -0.45
                                                                                 -0.49
                                                                                 -0.37
                                                                                 -0.34
                                                                                 -0.42
                                                                                 -0.31
30-Mar-95                                                                        -0.32
                                                                                 -0.38
                                                                                 -0.39
                                                                                 -0.39
                                                                                 -0.28
                                                                                 -0.32
                                                                                  -0.4
                                                                                 -0.44
                                                                                 -0.49
                                                                                 -0.51
                                                                                  -0.5
                                                                                 -0.42
                                                                                 -0.52
                                                                                 -0.39
                                                                                 -0.58
                                                                                 -0.66
                                                                                 -0.48
                                                                                 -0.56
                                                                                 -0.44
                                                                                 -0.55
                                                                                 -0.46
                                                                                 -0.54
                                                                                 -0.62
                                                                                 -0.64
                                                                                 -0.65
21-Sep-95                                                                        -0.54
                                                                                 -0.49
                                                                                 -0.68
                                                                                 -0.72
                                                                                 -0.75
                                                                                 -0.66
                                                                                 -0.74
                                                                                 -0.72
                                                                                 -0.72
                                                                                 -0.67
                                                                                 -0.69
                                                                                 -0.69
                                                                                 -0.57
                                                                                 -0.63
                                                                                 -0.68
                                                                                 -0.58
                                                                                 -0.59
                                                                                 -0.76
                                                                                 -0.69
                                                                                 -0.77
                                                                                 -0.84
                                                                                 -0.78
                                                                                 -0.72
                                                                                 -0.54
                                                                                 -0.55
14-Mar-96                                                                        -0.43
                                                                                 -0.56
                                                                                 -0.41
                                                                                 -0.45
                                                                                 -0.32
                                                                                  -0.4
                                                                                 -0.41
                                                                                 -0.27
                                                                                 -0.27
                                                                                  -0.4
                                                                                 -0.39
                                                                                 -0.31
                                                                                 -0.29
                                                                                 -0.16
                                                                                 -0.21
                                                                                 -0.26
                                                                                 -0.27
                                                                                 -0.23
                                                                                 -0.32
                                                                                  -0.3
                                                                                 -0.37
                                                                                 -0.43
                                                                                 -0.36
                                                                                 -0.37
                                                                                 -0.26
05-Sep-96                                                                        -0.23
                                                                                 -0.28
                                                                                 -0.27
                                                                                 -0.28
                                                                                 -0.35
                                                                                 -0.32
                                                                                 -0.37
                                                                                 -0.26
                                                                                 -0.37
                                                                                 -0.34
                                                                                 -0.42
                                                                                 -0.44
                                                                                  -0.4
                                                                                 -0.33
                                                                                 -0.25
                                                                                 -0.24
                                                                                 -0.22
                                                                                 -0.14
                                                                                 -0.24
                                                                                 -0.24
                                                                                 -0.27
                                                                                 -0.32
                                                                                 -0.39
                                                                                 -0.43
                                                                                 -0.37
27-Feb-97                                                                        -0.24
                                                                                 -0.13
                                                                                 -0.12
                                                                                  -0.1
                                                                                 -0.02
                                                                                 -0.07
                                                                                 -0.06
                                                                                 -0.07
                                                                                  -0.1
                                                                                 -0.16
                                                                                 -0.24
                                                                                 -0.25
                                                                                 -0.23
                                                                                 -0.16
                                                                                 -0.23
                                                                                 -0.32
                                                                                 -0.29
                                                                                 -0.18
                                                                                 -0.22
                                                                                 -0.26
                                                                                 -0.37
                                                                                 -0.38
                                                                                 -0.34
                                                                                 -0.22
                                                                                 -0.17
21-Aug-97                                                                        -0.15
                                                                                 -0.21
                                                                                 -0.21
                                                                                 -0.22
                                                                                 -0.29
                                                                                  -0.2
                                                                                 -0.23
                                                                                 -0.18
                                                                                 -0.15
                                                                                 -0.18
                                                                                  -0.2
                                                                                 -0.13
                                                                                  -0.1
                                                                                 -0.05
                                                                                 -0.06
                                                                                  -0.1
                                                                                 -0.16
                                                                                 -0.13
                                                                                 -0.09
                                                                                 -0.07
                                                                                 -0.13
                                                                                 -0.12
                                                                                 -0.01
                                                                                   0.1
                                                                                  0.05
12-Feb-98                                                                            0
                                                                                  0.01
                                                                                  0.11
                                                                                  0.24
                                                                                  0.16
                                                                                  0.16
                                                                                  0.15
                                                                                  0.15
                                                                                  0.16
                                                                                  0.24
                                                                                  0.25
                                                                                  0.26
                                                                                  0.21
                                                                                  0.17
                                                                                  0.11
                                                                                  0.11
                                                                                  0.21
                                                                                  0.18
                                                                                  0.19
                                                                                  0.22
                                                                                  0.21
                                                                                  0.19
                                                                                   0.2
                                                                                   0.2
                                                                                   0.2
06-Aug-98                                                                         0.15
                                                                                  0.12
                                                                                  0.14
                                                                                  0.04
                                                                                  0.12
                                                                                   0.1
                                                                                  0.07
                                                                                  0.05
                                                                                 -0.06
                                                                                 -0.03
                                                                                  0.02
                                                                                  0.07
                                                                                  0.12
                                                                                  0.17
                                                                                  0.16
                                                                                  0.15
                                                                                   0.1
                                                                                  0.02
                                                                                  0.04
                                                                                  0.04
                                                                                  0.06
                                                                                   0.1
                                                                                  0.14
                                                                                  0.07
                                                                                  0.02
28-Jan-99                                                                        -0.05
                                                                                  0.05
                                                                                  0.06
                                                                                  0.05
                                                                                  0.12
                                                                                  0.18
                                                                                  0.12
                                                                                  0.09
                                                                                  0.15
                                                                                  0.17
                                                                                   0.1
                                                                                  0.17
                                                                                  0.19
                                                                                  0.12
                                                                                  0.18
                                                                                  0.13
                                                                                  0.18
                                                                                  0.18
                                                                                  0.26
                                                                                  0.33
                                                                                  0.34
                                                                                  0.39
                                                                                  0.29
                                                                                   0.3
                                                                                  0.21
22-Jul-99                                                                         0.21
                                                                                  0.32
                                                                                  0.35
                                                                                  0.44
                                                                                  0.36
                                                                                  0.28
                                                                                   0.3
                                                                                   0.2
                                                                                  0.23
                                                                                  0.24
                                                                                  0.17
                                                                                  0.24
                                                                                  0.28
                                                                                  0.32
                                                                                  0.31
                                                                                  0.25
                                                                                  0.29
                                                                                  0.29
                                                                                  0.32
                                                                                 -0.36
                                                                                 -0.32
                                                                                 -0.27
                                                                                 -0.22
                                                                                 -0.13
                                                                                 -0.16
13-Jan-00                                                                        -0.17
                                                                                  -0.2
                                                                                 -0.19
                                                                                 -0.14
                                                                                 -0.31
                                                                                  -0.3
                                                                                 -0.21
                                                                                 -0.14
                                                                                  0.07
                                                                                  0.09
                                                                                  0.07
                                                                                   0.1
                                                                                  0.16
                                                                                  0.22
                                                                                  0.19
                                                                                  0.19
                                                                                  0.23
                                                                                  0.22
                                                                                  0.31
                                                                                  0.27
                                                                                  0.36
                                                                                  0.39
                                                                                  0.41
                                                                                  0.34
                                                                                  0.33
06-Jul-00                                                                         0.34
                                                                                  0.47
                                                                                  0.44
                                                                                  0.45
                                                                                  0.42
                                                                                  0.43
                                                                                  0.42
                                                                                   0.5
                                                                                  0.45
                                                                                  0.47
                                                                                  0.48
                                                                                  0.43
                                                                                  0.47
                                                                                  0.47
                                                                                  0.52
                                                                                  0.59
                                                                                  0.61
                                                                                  0.58
                                                                                  0.51
                                                                                  0.52
                                                                                  0.54
                                                                                  0.67


HISTORICAL SEC YIELDS OF CLASS A, B AND C SHARES, FIRST OFFERED ON 5/1/00, ARE LOWER THAN THE CLASS S SHARE SEC YIELDS SHOWN ABOVE. CLASS S SHARES WERE CLOSED TO NEW INVESTORS ON 12/29/00. YIELDS FLUCTUATE AND ARE NOT GUARANTEED. A PRIVATE INSURANCE COMPANY GUARANTEES REPAYMENT OF PRINCIPAL AND PAYMENT OF INTEREST OF AN INSURED MUNICIPAL BOND. PRINCIPAL AND INTEREST OF MUTUAL FUND SHARES ARE NOT GUARANTEED. TRANSACTION COSTS OF PURCHASING AN INDIVIDUAL MUNICIPAL BOND ARE NOT INCLUDED IN THE ABOVE ILLUSTRATION. SOURCE: ZURICH SCUDDER INVESTMENTS, INC.

IN 1998 AND 1999, INSURED AAA MUNICIPAL BONDS HAD HIGHER YIELDS THAN SCUDDER HIGH YIELD TAX FREE FUND, MADE THE FUND LESS ATTRACTIVE TO INVESTORS. AS OF NOVEMBER 30, 2000, HOWEVER, THE REVERSE WAS TRUE. WE BELIEVE THE FUND'S SEC YIELD HAS BECOME VERY ATTRACTIVE BECAUSE OF WIDER CREDIT SPREADS, AN INCREASE IN THE FUND'S HOLDINGS OF BBB-RATED BONDS AND LOWER-RATED CREDITS, AND A STEEP MUNICIPAL YIELD CURVE BETWEEN 10 AND 30 YEARS.

PERFORMANCE UPDATE

prospects, according to Standard & Poor's. An October 2000 ratings report issued by S&P said Texas's tax revenues in its most recent fiscal year were $2.5 billion ahead of projections. In addition, S&P said that "economic forecasts show Texas is expected to continue outperforming the nation for the next few years."

  We reduced our positioning in New York municipal bonds from 8.1 percent at May 31 to just under 5 percent as of November 30. We sold some relatively low-coupon (5 percent) New York City water supply finance bonds during the period. New York had been the fund's third largest state allocation at the start of fiscal year 2001.

  The fund's relative performance would have been even stronger for the six months ended November 30, but we had one bad apple in California. A municipal fiberboard plant in Riverside experienced start-up problems and the bond's price declined from par to 65 cents on a dollar during the period, modestly affecting the fund's total return.

Q     RISING DEFAULTS HAVE PLAGUED THE HIGH-YIELD TAXABLE BOND MARKET IN
CALENDAR YEAR 2000. WHAT DOES THE CREDIT-QUALITY PICTURE LOOK LIKE IN THE MUNICIPAL BOND MARKET?

A     The credit outlook is much brighter in the tax-exempt world. Most states and many municipalities enjoy relatively strong credit ratings and, like the federal government, have been posting budget surpluses that have been the fruit of prudent fiscal management and strong local economies. The taxable high-yield bond market has been hurt badly by credit problems involving bonds issued by telecommunications and Internet-related companies with weak business plans. Since May 31, we have been underweight in non-traditional sectors of the municipal sector such as senior care facilities and industrial development bonds. These two areas experienced credit problems, negatively affecting the performance of some of the fund's peers.

Q     THIS PAST YEAR WITNESSED SOME WELL-PUBLICIZED PROBLEMS WITH A HIGH-YIELD
MUNICIPAL FUND THAT MARKED DOWN THE VALUE OF ITS PORTFOLIO BY AN UNUSUALLY LARGE AMOUNT IN ONE DAY. HOW DOES SCUDDER HIGH YIELD TAX FREE FUND PRICE ITS SECURITIES?

A     All our holdings are priced "mark-to-market" daily by an outside pricing service, so we always have an accurate barometer of the portfolio's value. The case in question involved a municipal bond fund that held non-rated, illiquid securities, the prices for which can be difficult to determine accurately.

Q     THAT LEADS US TO WHAT YOU EXPECT FOR NEXT YEAR. WHAT'S YOUR OUTLOOK FOR
THE MUNICIPAL BOND MARKET?

A     We think municipal bonds have the potential to offer investors an excellent investment in 2001. Government statistics suggest that U.S. economic growth has begun to moderate, and we would expect interest rates to head lower in the coming year. Add to that the attractive tax-adjusted returns of municipal bonds, their outstanding value versus Treasuries, and the volatility of the equity market, and you have a recipe for a stable, favorable environment for municipal bonds in the coming year.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

                                      ON 11/30/00              ON 5/31/00
    REVENUE BONDS                          76%                     67%
 ................................................................................
    GENERAL OBLIGATION BONDS                7                      10
 ................................................................................
    LEASE OBLIGATIONS                      --                       5
 ................................................................................
    U.S. GOVERNMENT-SECURED BONDS          17                      16
 ................................................................................
    CASH AND EQUIVALENTS                   --                       2
--------------------------------------------------------------------------------
                                          100%                    100%

[PIE CHART] [PIE CHART]

QUALITY+

                                      ON 11/30/00              ON 5/31/00
    AAA                                    29%                     31%
 ................................................................................
    AA                                      5                       5
 ................................................................................
    A                                      13                      12
 ................................................................................
    BBB                                    20                      21
 ................................................................................
    NOT RATED                              33                      31
--------------------------------------------------------------------------------
                                          100%                    100%

[PIE CHART] [PIE CHART]
+THE RATINGS OF STANDARD & POOR'S CORPORATION (S&P) AND MOODY'S INVESTORS SERVICE, INC. (MOODY'S) REPRESENT THEIR OPINIONS AS TO THE QUALITY OF SECURITIES THAT THEY UNDERTAKE TO RATE. THE PERCENTAGE SHOWN REFLECTS THE HIGHER OF MOODY'S OR S&P RATINGS. PORTFOLIO COMPOSITION WILL CHANGE OVER TIME. RATINGS ARE RELATIVE AND SUBJECTIVE AND NOT ABSOLUTE STANDARDS OF QUALITY.

INTEREST RATE SENSITIVITY

                                      ON 11/30/00              ON 5/31/00
    AVERAGE MATURITY                  13.8 years               13.4 years
 ................................................................................
    DURATION                           6.5 years               7.8 years
--------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO STATISTICS

TOP FIVE STATE ALLOCATIONS*

REPRESENTING 39.6 PERCENT OF THE FUND'S NET ASSETS ON NOVEMBER 30, 2000.

                                                                  PERCENT
CALIFORNIA                                                         14.2%
-------------------------------------------------------------------------
TEXAS                                                               8.4%
-------------------------------------------------------------------------
PENNSYLVANIA                                                        6.2%
-------------------------------------------------------------------------
MASSACHUSETTS                                                       5.4%
-------------------------------------------------------------------------
COLORADO                                                            5.4%
-------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

SCUDDER HIGH YIELD TAX-FREE FUND
Investment Portfolio as of November 30, 2000 (Unaudited)

                                                                                             PRINCIPAL
    SHORT-TERM MUNICIPAL INVESTMENTS--3.2%                                                    AMOUNT         VALUE

    ALASKA
                                              Valdez, AK, Marine Terminal Revenue, Exxon
                                                Pipeline Project B, Daily Demand Note,
                                                4.2%*, 12/1/2033                            $ 1,500,000   $  1,500,000
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    CALIFORNIA
                                              California Pollution Control Financing
                                                Authority, Pacific Gas & Electric Corp.,
                                                Daily Demand Note, 4.55%*, 11/1/2026          1,600,000      1,600,000
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    DISTRICT OF COLUMBIA
                                              District of Columbia, Series B1, Daily
                                                Demand Note, 4.6%*, 6/1/2003                  1,000,000      1,000,000
                                              District of Columbia, Series 1991 B, Daily
                                                Demand Note, 4.6%*, 6/1/2003                  1,000,000      1,000,000
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    FLORIDA
                                              Collier Country, FL, Health Facilities
                                                Authority, Hospital Revenue, Daily Demand
                                                Note, 4.1%*, 1/1/2033                         1,500,000      1,500,000
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    MICHIGAN
                                              University of Michigan, Hospital Revenue,
                                                Series 1992 A, Daily Demand Note, 4.25%*,
                                                12/1/2019                                     2,200,000      2,200,000
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    TEXAS
                                              Harris County, TX, Health Facilities
                                                Authority Revenue, St. Luke Episcopal
                                                Hospital:
                                              Series A, Daily Demand Note,
                                                  4.15%*, 2/15/2027                           1,000,000      1,000,000
                                              Series A, Daily Demand Note,
                                                  4.15%*, 2/15/2027                           2,000,000      2,000,000
                                              North Central, TX, Health Facilities
                                                Development Corp., Presbyterian Medical
                                                Center, Series 1995 D, Daily Demand Note,
                                                4.15%*, 12/1/2015                             1,100,000      1,100,000
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    WASHINGTON
                                              Washington Health Care Facilities Authority,
                                                Sisters of Providence, Series 1985 B,
                                                Daily Demand Note, 4.3%*, 10/1/2005           1,700,000      1,700,000
                                              Washington Healthcare Facilities Authority,
                                                Series 1985-E, Daily Demand Note, 4.3%*,
                                                10/1/2005                                     1,100,000      1,100,000
                                              ----------------------------------------------------------------------------
                                              TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
                                              (Cost $15,700,000)                                            15,700,000
                                              ----------------------------------------------------------------------------
    LONG-TERM MUNICIPAL INVESTMENTS--96.8

    ALASKA
                                              North Slope Borough, AK, General Obligation,
                                                Capital Appreciation, Series 1994 B, Zero
                                                Coupon, 6/30/2005 (b)                         7,600,000      6,095,884
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    ARIZONA
                                              Maricopa County, AZ, Industrial Development
                                                Revenue, Resource Recovery, Series 1995,
                                                9.25%, 5/1/2015                               3,610,000      3,620,361
                                              McDowell Mountain Ranch, AZ, General
                                                Obligation, Series 1994, 8.25%, 7/15/2019     3,000,000      3,402,150
                                              ----------------------------------------------------------------------------

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                             PRINCIPAL
                                                                                              AMOUNT         VALUE

    CALIFORNIA
                                              California Community Development Authority,
                                                Apartment Development Revenue Bond, Series
                                                1998 A-4, 5.25%, 5/15/2025                  $ 3,750,000   $  3,652,950
                                              California Pollution Control Financing
                                                Authority, Solid Waste Disposal Revenue,
                                                Canadian Fibre of Riverside PJ, AMT,
                                                Series 1997 A, 9%, 7/1/2019                   6,000,000      3,780,000
                                              Foothill Eastern Transportation Corridor
                                                Agency, CA, Toll Road Revenue:
                                              Series 1995 A, Step-up Coupon,
                                                  0% to 1/1/2005, 7.05% to 1/1/2010           7,000,000      6,316,590
                                              Series 1995 A, Step-up Coupon,
                                                  0% to 1/1/2005, 7.1% to 1/1/2011            4,415,000      4,049,129
                                              Series 1995 A, Step-up Coupon,
                                                  0% to 1/1/2005, 7.1% to 1/1/2012            6,000,000      5,502,780
                                              Series 1995 A, Step-up Coupon,
                                                  0% to 1/1/2005, 7.15% to 1/1/2014           2,875,000      2,641,924
                                              Long Beach, CA, Aquarium of the Pacific
                                                Project, 6.1%, 7/1/2010                       4,500,000      4,640,985
                                              Los Angeles County, CA, Certificate of
                                                Participation, Marina Del Ray, AMT, Series
                                                1993 A, 6.25%, 7/1/2003                       3,495,000      3,568,745
                                              Millbrae California Residential Facilities,
                                                AMT, Series 1997 A, 7.375%, 9/1/2027          1,000,000        979,280
                                              Sacramento, CA, City Financing Authority,
                                                Convention Center Hotel, Series 1999 A,
                                                6.25%, 1/1/2030                               4,000,000      3,905,000
                                              San Francisco, CA, City and County
                                                Redevelopment Agency, Residential
                                                Facility, AMT, Series 1996 A, 8.5%,
                                                12/1/2026                                     2,000,000      1,889,660
                                              San Joaquin, CA, Transportation Corridor
                                                Agency: Series 1993, Prerefunded 1/1/2008,
                                                Step-up Coupon, 0% to 1/1/2002 (c)            5,000,000      5,546,100
                                              Series 1993, Prerefunded 1/1/2008, Step-up
                                                Coupon, 0% to 1/1/2002 (c)                   15,000,000     16,675,200
                                              Series 1993, Prerefunded 1/1/2008, Step-up
                                                Coupon, 0% to 1/1/2002 (c)                    4,000,000      4,446,720
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    COLORADO
                                              Denver, CO, Airport System Revenue:
                                              Series 1990 A, Zero Coupon, 11/15/2001          5,120,000      4,876,646
                                              Series 1990 A, Zero Coupon, 11/15/2003          3,050,000      2,615,741
                                              Series 1990 A, Zero Coupon, 11/15/2004          3,130,000      2,543,626
                                              Series 1991 A, Zero Coupon, 11/15/2005          1,855,000      1,427,052
                                              Series 1991 D, 7.75%, 11/15/2013                9,775,000     11,687,870
                                              Denver, CO, Urban Renewal Authority, Tax
                                                Increment Revenue, AMT, Series 1989,
                                                7.75%, 9/1/2016                               2,500,000      2,658,325
                                              ----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                             PRINCIPAL
                                                                                              AMOUNT         VALUE

    CONNECTICUT
                                              Connecticut State Health Finance Authority,
                                                Edgehill Project, Series 1997 A, 6.875%,
                                                7/1/2017                                    $ 4,500,000   $  4,403,970
                                              Mashantucket, CT, Western Pequot Tribe:
                                              Series B, Zero Coupon, 9/1/2013                 2,000,000        937,560
                                              Series 1999 B, Zero Coupon, 9/1/2010            2,000,000      1,146,240
                                              Series 1999 B, Zero Coupon, 9/1/2011            2,000,000      1,075,880
                                              Series 1996 B, 6.4%, 9/1/2011                   1,490,000      1,660,411
                                              Series 1996 B, Prerefunded to 9/1/2007,
                                                6.4%, 9/1/2011 (c)                            1,510,000      1,592,340
                                              Series 1997 B, 5.7%, 9/1/2012                   1,000,000        988,110
                                              Series 1999 B, Zero Coupon, 9/1/2012            2,000,000      1,004,060
                                              Series 1999 B, Zero Coupon, 9/1/2014            2,000,000        875,260
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    DISTRICT OF COLUMBIA
                                              District of Colombia:
                                              American College of Obstetricians, Series
                                                1999, 4.75%, 8/15/2018 (b)                      500,000        452,450
                                              Certificate of Participation, Series 1993,
                                                7.3%, 1/1/2013                                4,650,000      4,867,574
                                              Hospital Refunding Revenue, Metlantic
                                                Washington Hospital Center, Series 1992 A,
                                                7.125%, 8/15/2019                             3,000,000      3,180,090
                                              Water and Sewer Authority:
                                                  Public Utilities Revenue, Series 1998,
                                                  7.993%, 10/1/2014 (b)                       4,220,000      4,940,438
                                              Series 2000, 8.012%, 10/1/2016                  1,155,000      1,344,743
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    FLORIDA
                                              Bayside, FL, Community Development District,
                                                Capital Improvement Revenue, 6.3%,
                                                5/1/2018                                        980,000        960,175
                                              Broward County, FL, Housing Finance
                                                Authority, Single Family Mortgage Revenue,
                                                Series 1983, Zero Coupon, 4/1/2014              580,000        153,799
                                              Hillsborough County, FL, Industrial
                                                Development Authority Revenue, University
                                                Community Hospital Project:
                                              5.625%, 8/15/2023                               1,550,000      1,313,827
                                              Series 1999, 5.625%, 8/15/2019                  3,425,000      2,995,608
                                              Indian Trace, FL, Special Tax Revenue, Water
                                                Management, Series 1995, 8.25%, 5/1/2005      1,380,000      1,447,937
                                              Palm Beach County, FL, Health Facilities
                                                Authority, Retirement Community Revenue,
                                                Series 1998, 5.125%, 11/15/2029               2,000,000      1,609,200
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    GEORGIA
                                              Athens-Clarke County, GA, Wesley Woods,
                                                Series 1997, 6.35%, 10/1/2017                 1,575,000      1,405,971
                                              Coweta County, GA, Residential Care
                                                Facilities for the Elderly, Wesley Woods,
                                                Series 1996 A, 8.25%, 10/1/2026               1,000,000      1,068,070
                                              Municipal Electric Authority of Georgia,
                                                Series 1993 Z, 5.5%, 1/1/2012                 1,375,000      1,422,836
                                              Rockdale County, GA, Development Authority,
                                                Solid Waste Disposal Revenue, Visy Paper
                                                Inc. Project, AMT, Series 1993, 7.4%,
                                                1/1/2016                                      4,460,000      4,529,130
                                              ----------------------------------------------------------------------------

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                             PRINCIPAL
                                                                                              AMOUNT         VALUE

    ILLINOIS
                                              Chicago, IL, O'Hare International Airport,
                                                Special Facilities Revenue, United
                                                Airlines Project, Series 1999 A, 5.35%,
                                                9/1/2016                                    $ 5,000,000   $  4,348,750
                                              Hoffman Estates, IL, Tax Increment Revenue,
                                                Capital Appreciation, Junior Lien, Series
                                                1991, Zero Coupon, 5/15/2006                  4,000,000      3,028,960
                                              Illinois Development Finance Authority,
                                                Hospital Revenue, Series 1999 A, 5.5%,
                                                11/15/2029                                    5,000,000      4,053,550
                                              Winnebago County, IL, School District #122,
                                                Series 1992, 6.45%, 6/1/2008 (b)              1,500,000      1,659,075
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    INDIANA
                                              Indiana Health Facilities Financing
                                                Authority Revenue, Franciscan Eldercare
                                                Community Services, Series 1998, 5.875%,
                                                5/15/2029                                     2,300,000      1,838,114
                                              Indianapolis, IN, Economic Development,
                                                Robin Run Village Project, Series 1992,
                                                7.625%, 10/1/2022                             1,500,000      1,547,580
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    IOWA
                                              Iowa Financial Authority Retirement
                                                Authority, Wesley Retirement Services,
                                                6.1%, 6/1/2024                                2,250,000      1,880,708
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    KANSAS
                                              Manhattan, KS, Health Care Facilities,
                                                Revenue Bond, Meadowlark Hills Retirement,
                                                Series 1999 A, 6.5%, 5/15/2028                1,000,000        884,280
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    KENTUCKY
                                              Kenten County, KY, Airport Board, Delta
                                                Airlines Inc. Revenue, Series 1992 A,
                                                6.125%, 2/1/2022                              4,150,000      3,971,924
                                              Kentucky Economic Development Finance
                                                Authority, Health Systems Revenue, Norton
                                                Healthcare Inc., Series 2000 A, 5.625%,
                                                10/1/2028                                     5,500,000      5,382,465
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    MAINE
                                              Maine Finance Authority, Huntington Common,
                                                Series 1997 A, 7.5%, 9/1/2027                 1,000,000        752,190
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    MARYLAND
                                              Anne Arundel County, MD, Special Obligation,
                                                National Business Park Project, 7.375%,
                                                7/1/2028                                      2,000,000      2,056,280
                                              Maryland Economic Development Corporation:
                                              Chesapeake Bay Conference, Series 1999 B,
                                                7.625%, 12/1/2022                            12,000,000     11,710,680
                                              University of Maryland Series 1999 A, 5.75%,
                                                6/1/2031                                      1,000,000        920,050
                                              Maryland State Health and Higher Educational
                                                Facilities Authority, University of
                                                Maryland Medical System Revenue, Series
                                                2000, 6.75%, 7/1/2030                         2,500,000      2,589,675
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    MASSACHUSETTS
                                              Boston, MA, Industrial Development Financing
                                                Authority, Springhouse Project, Series
                                                1995, Prerefunded 7/1/2005, 9.25%,
                                                7/1/2025                                      1,350,000      1,627,169
                                              Lowell, MA, General Obligation, Series 1991,
                                                8.3%, 2/15/2005                                 365,000        378,542
                                              Massachusetts Health and Educational
                                                Facilities Authority:
                                              Cooley Dickson Hospital Inc., Series 1993 A,
                                                Prerefunded to 5/15/2003, 7.125%,
                                                11/15/2018 (c)                                1,720,000      1,841,312

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                             PRINCIPAL
                                                                                              AMOUNT         VALUE
                                              Partners Healthcare Systems, Series 1999 B,
                                                5.125%, 7/1/2019                            $ 1,185,000   $  1,055,717
                                              South Shore Hospital:
                                              Series 1999 F, 5.625%, 7/1/2019                 1,000,000        912,850
                                              Series 1999 F, 5.75%, 7/1/2029                  4,000,000      3,595,680
                                              Massachusetts Industrial Finance Agency:
                                              Edgewood Retirement Community, Series 1995
                                                A, 9%, 11/15/2025                             1,000,000      1,213,760
                                              Solid Waste Disposal, Peabody Monofil
                                                Project, Series 1994, 9%, 9/1/2005            1,680,000      1,734,768
                                              Massachusetts State Development Financial
                                                Agency, Revenue, Health Care Facilities,
                                                Series 1999 A, 7.1%, 7/1/2032                 4,000,000      3,709,960
                                              Massachusetts State Rites, Series 2000,
                                                5.961%, 11/1/2010                             8,000,000      9,586,720
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    MICHIGAN
                                              Detroit, MI, Downtown Development Authority:
                                              Series 1996, Zero Coupon, 7/1/2011              3,150,000      1,788,313
                                              Series 1996, Zero Coupon, 7/1/2012              3,150,000      1,676,178
                                              Kalamazoo, MI, Economic Development Revenue
                                                Bond, Series 1999 A, 7.5%, 5/15/2029          2,000,000      1,844,440
                                              Michigan State Hospital Finance Authority
                                                Revenue, Sinai Hospital, Series 1995,
                                                Insured, 7.5%, 10/1/2027 (b)                  2,000,000      2,253,820
                                              Michigan State Strategic Fund Limited,
                                                Revenue, 5.75%, 11/15/2018                    1,500,000      1,262,205
                                              Saginaw, MI, Hospital Finance Authority
                                                Revenue, Covenant Medical Center, Series
                                                F, 6.5%, 7/1/2030                             2,000,000      2,033,220
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    MISSISSIPPI
                                              Mississippi Development Bank, Special
                                                Obligation, Diamond Lakes Utilities,
                                                Series 1997 A, 6.25%, 12/1/2017               1,800,000      1,698,516
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    MISSOURI
                                              Florissant, MO, Industrial Development
                                                Authority: 8.5%, 8/15/2030                    7,060,000      7,018,346
                                              St. Catherine Acquisition, 9%, 8/15/2030        3,305,000      3,285,897
                                              St. Louis Industrial Development Authority,
                                                Senior Lien, St. Louis Convention, 7.25%,
                                                12/15/2035                                   10,000,000     10,073,700
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    NEVADA
                                              Clark County, NV, Pollution Control Revenue,
                                                Series 1995 D, 5.45%, 10/1/2023               3,470,000      2,948,112
                                              Director State Nevada Department Business &
                                                Industry, Las Vegas Monorail Project,
                                                Revenue, 7.375%, 1/1/2030                     6,000,000      5,757,540
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    NEW HAMPSHIRE
                                              New Hampshire Health & Educational
                                                Facilities Authority Revenue, New
                                                Hampshire College Issue, Series 2000,
                                                7.4%, 1/1/2023                                2,000,000      2,052,360
                                              New Hampshire Higher Education and Health
                                                Facilities Authority:
                                              New Hampshire Catholic Charity:
                                              8.4%, 8/1/2011                                    600,000        632,724
                                              Series 1991, Prerefunded 8/1/2001,
                                                  6.375%, 3/1/2013 (c)                          725,000        662,976
                                              Series 1997, 5.8%, 8/1/2022                     2,760,000      2,333,580

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                             PRINCIPAL
                                                                                              AMOUNT         VALUE

                                              Rivermead at Peterborough:
                                              Series 1998, 5.5%, 7/1/2013                   $ 2,635,000   $  2,332,686
                                              Series 1998, 5.625%, 7/1/2018                     500,000        405,855
                                              Riverwoods at Exeter, Series 1997 A,   6.5%,
                                                3/1/2023                                      1,000,000        879,730
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    NEW JERSEY
                                              New Jersey Economic Development Authority,
                                                United Methodist Homes, Series 1995,
                                                Prerefunded 7/1/2005, 7.5%, 7/1/2025 (c)      1,000,000      1,130,640
                                              New Jersey State Transportation Certificate
                                                of Participation, Series 16, Inverse
                                                floater, Insured, 6.9%, 9/15/2010 (b)**       8,250,000      9,435,525
                                              New Jersey State Turnpike Authority Revenue,
                                                Series 2000 R, Insured, 6.17%, 1/1/2010
                                                (b)                                           5,000,000      5,765,000
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    NEW MEXICO
                                              Farmington, NM, Pollution Control Revenue:
                                              5.8%, 4/1/2022                                  5,000,000      4,545,050
                                              5.8%, 4/1/2022                                  2,000,000      1,818,020
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    NEW YORK
                                              Brookhaven, NY, Industrial Development
                                                Authority, Civic Factory Revenue, Memorial
                                                Hospital Medical Center, Series A, 8.25%,
                                                11/15/2030                                    1,000,000        978,220
                                              Glen Cove Housing Authority, Senior Living
                                                Facility, AMT, Series 1996, 8.25%,
                                                10/1/2026                                     1,500,000      1,577,415
                                              Islip, NY, New York Community Development
                                                Agency, New York Institute of Technology,
                                                Series 1996, 7.5%, 3/1/2026                   2,500,000      2,869,600
                                              New York City, NY, General Obligation,
                                                Series 1996 A, 7%, 8/1/2007                   5,000,000      5,599,850
                                              New York Metropolitan Transportation
                                                Department, Series 1993 O, 5.75%, 7/1/2013    2,750,000      2,920,968
                                              New York, State Dormitory Authority Revenue,
                                                Series 310, Inverse Floater, Insured,
                                                12.181%, 2/15/2010 (b)**                      4,250,000      5,036,293
                                              Onondaga County, NY, Industrial Development
                                                Agency, Solid Waste Disposal Facility,
                                                Solvay Paperboard LLC, AMT Series 1998,
                                                7%, 11/1/2030                                 3,500,000      3,330,005
                                              Orange County, NY, Industrial Development
                                                Agency, Life Care Community Revenue, The
                                                Glen Arden Project, 5.7%, 1/1/2028            1,250,000        977,663
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    NORTH CAROLINA
                                              Charlotte, NC, Special Facilities Revenue,
                                                Douglas International Airport-US Airways,
                                                7.75%, 2/1/2028                               1,700,000      1,623,126
                                              North Carolina Municipal Power Agency,
                                                Electric Revenue, Series 1999 B, 6.375%,
                                                1/1/2013                                      2,075,000      2,178,750
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    NORTH DAKOTA
                                              Grand Forks, ND, Health Care Systems
                                                Revenue, Series 2000, 7.125%, 8/15/2024       2,000,000      2,014,280
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    OHIO
                                              Hamilton County, OH, Health System Revenue,
                                                Franciscan Sisters of the Poor Health
                                                System, Providence Hospital, Series 1992,
                                                6.8%, 7/1/2008                                5,485,000      5,770,604
                                              ----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                                                                                             PRINCIPAL
                                                                                              AMOUNT         VALUE

    PENNSYLVANIA
                                              Chester County, PA, Health and Education
                                                Facilities Authority Revenue, Series 1997
                                                A, 5.375%, 5/15/2027                        $ 4,270,000   $  3,757,429
                                              Delaware County PA, First Management
                                                Revenue, 7.625%, 7/1/2030                     1,000,000      1,010,080
                                              Delaware County, PA, White Horse Village
                                                Inc.:
                                              Series 1996 A, 6.7%, 7/1/2007                   1,000,000        987,300
                                              Series 1996, 7.5%, 7/1/2018                     2,000,000      2,055,540
                                              Latrobe, PA, Industrial Development
                                                Authority, St. Vincent College Project,
                                                Series 1998, 5.375%, 5/1/2013                 1,685,000      1,638,831
                                              Montgomery County, PA, Health and
                                                Educational Facilities Authority,
                                                Philadelphia Geriatric Center Revenue,
                                                Series 1999 A, 7.25%, 12/1/2027               3,125,000      3,017,594
                                              Montgomery County, PA, Industrial
                                                Development Authority, Retirement
                                                Community Revenue, Series 1998, 5.25%,
                                                11/15/2028                                    4,000,000      3,252,480
                                              Montgomery County, PA, Multi-Family Housing
                                                Revenue, Series 1993 A, 6.375%, 7/1/2012      5,500,000      5,466,285
                                              Pennsylvania Higher Education Authority,
                                                Medical College of Pennsylvania, Series
                                                1991 B, Insured, 7.25%, 3/1/2005 (b)          1,000,000      1,026,850
                                              Philadelphia, PA, Industrial Development
                                                Authority, Commercial Development
                                                Revenues, Series 1997, 6.5%, 10/1/2027        4,500,000      4,333,005
                                              Westmoreland County, PA, Industrial
                                                Development Authority Revenue, Health Care
                                                Facilities-Redstone, Series 2000 B,
                                                8.125%, 11/15/2030                            3,000,000      2,956,110
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    SOUTH CAROLINA
                                              South Carolina Jobs Economic Development
                                                Authority, Hospital Facilities Revenue,
                                                Series 2000 A, 7.375%, 12/15/2021             2,500,000      2,485,350
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    SOUTH DAKOTA
                                              South Dakota Health & Educational Facilities
                                                Authority Revenue, Prairie Lakes:
                                              Series 1992, 7.125%, 4/1/2010                     320,000        328,989
                                                  Series 1992, Prerefunded 4/1/2003,
                                                  7.125%, 4/1/2010 (c)                          680,000        728,457
                                              Series 1992, 7.25%, 4/1/2022                      320,000        324,451
                                                  Series 1992, Prerefunded 4/1/2003,
                                                  7.25%, 4/1/2022 (c)                           680,000        730,320
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    TENNESSEE
                                              Elizabethton, TN, Health and Educational
                                                Facilities Board Revenue, Series 2000 B,
                                                8%, 7/1/2033                                  3,000,000      3,045,120
                                              Johnson City, TN, Health and Educational
                                                Facilities Board Hospital Revenue, 7.5%,
                                                7/1/2033                                      5,000,000      4,824,200
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    TEXAS
                                              Arlington, TX, Independent School District,
                                                General Obligation, Series 1999, 5%,

                                                2/15/2024                                     7,000,000      6,515,110
                                              Austin, TX, Bergstrom Landhost Enterprises,
                                                Airport Hotel, Series 1999 A, 6.75%,
                                                4/1/2027                                      5,000,000      4,689,600

 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                             PRINCIPAL
                                                                                              AMOUNT         VALUE
                                              Bexar County, TX, Housing Finance
                                                Corporation, AMT, Series 1999 A, 8.2%,
                                                4/1/2022                                    $   588,000   $    600,530
                                              Dallas-Fort Worth, TX, Airport Revenue,
                                                American Airlines, AMT, Series 1990,
                                                7.25%, 11/1/2030                              5,000,000      5,143,150
                                              Hidalgo County, TX, Health Services, Mission
                                                Hospital, Series 1996, 6.75%, 8/15/2016       2,500,000      2,367,900
                                              Lubbock, TX, Health Facilities Development
                                                Corporation, Carillon Inc., Series 1999 A,
                                                6.5%, 7/1/2019                                3,000,000      2,645,670
                                              Magnolia, TX, Independent School District,
                                                Series 1999, 5%, 8/15/2017                    2,400,000      2,286,888
                                              Midland County, TX, Hospital District,
                                                Midland Memorial Hospital, Series 1992,
                                                7.5%, 6/1/2016                                1,500,000      1,578,150
                                              Richardson, TX, Hospital Authority, Hospital
                                                Revenue, Series 1998, 5.625%, 12/1/2028       1,250,000      1,005,450
                                              Tarrant County, TX, Health Facilities
                                                Development Corp., Hospital Revenue, 6.7%,
                                                11/15/2030                                    2,500,000      2,444,025
                                              Travis County, TX, Health Facilities
                                                Development Corp., Ascension Health,
                                                Inverse Floater, Series 1999 A,
                                                6.25%, 11/15/2015**                          10,000,000     10,739,500
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    UTAH
                                              Salt Lake City, UT, Hospital Revenue,
                                                Inverse Floater,
                                                Series 1992, 6.15%, 2/15/2012**               2,000,000      2,183,680
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    VERMONT
                                              Vermont Housing Finance Agency, Northgate
                                                Housing Project, Series 1989, 8.25%,
                                                6/15/2020                                       980,000      1,028,735
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    VIRGIN ISLANDS
                                              Virgin Islands Public Financial Authority
                                                Revenue, Series 1992 A, Prerefunded
                                                10/1/2002, 7.25%, 10/1/2018 (c) (d)           6,500,000      6,981,780
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    VIRGINIA
                                              Fairfax County, VA, Economic Development
                                                Authority Revenue, Series 1999 A, 7.25%,
                                                10/1/2019                                     3,000,000      3,019,680
                                              Pittsylvania County, VA, Industrial
                                                Development Authority, Multitrade of
                                                Pittsylvania County, L.P. Project:
                                              Series 1994 A, 7.45%, 1/1/2009                  1,500,000      1,519,545
                                              Series 1994 A, 7.5%, 1/1/2014                   3,500,000      3,545,535
                                              Virginia Beach, VA, Development Authority
                                                Revenue, 7%, 4/1/2010                         2,660,000      2,627,468
                                              West Virginia State Hospital Finance
                                                Authority, 6.75%, 9/1/2030                    5,000,000      5,085,300
                                              ----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    WASHINGTON
                                              Washington Public Power Supply System:
                                              Nuclear Project #2:
                                              Series 1992 A, 6.3%, 7/1/2012                  10,000,000     11,060,800
                                              Series 1994, Inverse Floater,   6.42%,
                                                7/1/2012**                                    3,000,000      3,045,000
                                                Nuclear Project #3, Series 1989 B, 7.125%,
                                                  7/1/2016                                    2,500,000      2,968,850
                                              ----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

PORTFOLIO OF INVESTMENTS

                                                                                             PRINCIPAL
                                                                                              AMOUNT         VALUE

    WISCONSIN
                                              Wisconsin State Health and Educational
                                                Facilities Authority:
                                                  Aurora Health Care Inc., Series 1999 A,
                                                  5.6%, 2/15/2029                           $10,500,000   $  8,737,050
                                                  National Regency of New Berlin Project,
                                                  Series 1995, 8%, 8/15/2025                  1,465,000      1,523,937
                                              ----------------------------------------------------------------------------
                                              TOTAL LONG-TERM MUNICIPAL INVESTMENTS
                                              (Cost $447,814,428)                                          468,002,087
                                              ----------------------------------------------------------------------------
                                              TOTAL INVESTMENT PORTFOLIO--100.0%
                                              (Cost $463,514,428) (a)                                     $483,702,087
                                              ----------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 * Floating rate and monthly, weekly or daily demand notes are securities whose yields vary with a designated market index or market rate. Variable rate demand notes are securities whose yields are periodically reset at market levels. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** Inverse floating rate notes are instruments whose yields may change based on the change in the relationship between long-term and short-term interest rates and which exhibit added interest rate sensitivity compared to other bonds with a similar maturity. These securities are shown at their rates as of November 30, 2000.
   AMT: Alternative minimum tax

(a) The cost for federal income tax purposes was $463,514,428. At November 30, 2000, net unrealized appreciation for all securities based on tax cost was $20,187,659. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $27,434,343 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,246,684.

(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA/BIG.

(c) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(d) At November 30, 2000, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

At November 30, 2000, open futures contracts sold short were as follows:

                                                                                        AGGREGATE
                                                                                           FACE
                      FUTURES                          EXPIRATION       CONTRACTS        VALUE($)         VALUE($)
-------------------------------------------------------------------------------------------------------------------
Municipal Bond Index                                   12/19/2000          225          22,192,400       22,746,094
-------------------------------------------------------------------------------------------------------------------
Total unrealized depreciation on open futures contracts sold short                                         (553,694)
-------------------------------------------------------------------------------------------------------------------

 18 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
as of November 30, 2000
(UNAUDITED)

ASSETS
Investments in securities, at value (cost $463,514,428)         $483,702,087
----------------------------------------------------------------------------
Receivable for investments sold                                      575,000
----------------------------------------------------------------------------
Interest receivable                                                7,558,127
----------------------------------------------------------------------------
Receivable for Fund shares sold                                    1,779,922
----------------------------------------------------------------------------
Due from Adviser                                                      29,803
----------------------------------------------------------------------------
Other assets                                                           2,166
----------------------------------------------------------------------------
TOTAL ASSETS                                                     493,647,105
----------------------------------------------------------------------------
 LIABILITIES
Due to custodian bank                                                 10,527
----------------------------------------------------------------------------
Dividends payable                                                  2,240,174
----------------------------------------------------------------------------
Payable for investments purchased                                 13,931,865
----------------------------------------------------------------------------
Payable for Fund shares redeemed                                     202,648
----------------------------------------------------------------------------
Payable for daily variation margin on open futures contracts         133,594
----------------------------------------------------------------------------
Accrued management fee                                                41,341
----------------------------------------------------------------------------
Accrued Trustees' fees and expenses                                   59,607
----------------------------------------------------------------------------
Total liabilities                                                 16,619,756
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $477,027,349
----------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Net unrealized appreciation (depreciation) on:
Investments                                                     $ 20,187,659
----------------------------------------------------------------------------
Futures                                                             (553,694)
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (12,151,057)
----------------------------------------------------------------------------
Paid-in capital                                                  469,544,441
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $477,027,349
----------------------------------------------------------------------------
 NET ASSET VALUE
CLASS AARP
  Net Asset Value, offering and redemption price per share
  ($409,856 / 33,647 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                         $12.18
----------------------------------------------------------------------------
CLASS S
  Net Asset Value, offering and redemption price per share
  ($461,323,092 / 37,862,219 outstanding shares of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                  $12.18
----------------------------------------------------------------------------
CLASS A
  Net Asset Value and redemption price per share
  ($10,562,211 / 867,658 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                         $12.17
----------------------------------------------------------------------------
  Maximum offering price per share (100 / 95.5 of $12.17)             $12.74
----------------------------------------------------------------------------
CLASS B
  Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,342,315 /
  192,356 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                   $12.18
----------------------------------------------------------------------------
CLASS C
  Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,389,875 /
  196,206 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                   $12.18
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  19

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
for the six months ended November 30, 2000
(UNAUDITED)

INVESTMENT INCOME
Income:
Interest                                                        $15,078,692
---------------------------------------------------------------------------
Expenses:
Management fee                                                    1,463,416
---------------------------------------------------------------------------
Services to shareholders                                            275,365
---------------------------------------------------------------------------
Custodian and accounting fees                                        36,064
---------------------------------------------------------------------------
Distribution services fees                                            8,061
---------------------------------------------------------------------------
Administrative services fees                                          8,543
---------------------------------------------------------------------------
Auditing                                                             25,378
---------------------------------------------------------------------------
Legal                                                                 3,526
---------------------------------------------------------------------------
Trustees' fees and expenses                                           4,254
---------------------------------------------------------------------------
Reports to shareholders                                              26,593
---------------------------------------------------------------------------
Registration fees                                                    64,555
---------------------------------------------------------------------------
Other                                                                 4,085
---------------------------------------------------------------------------
Total expenses, before expense reductions                         1,919,840
---------------------------------------------------------------------------
Expense reductions                                                  (81,439)
---------------------------------------------------------------------------
Total expenses, after expense reductions                          1,838,401
---------------------------------------------------------------------------
NET INVESTMENT INCOME                                            13,240,291
---------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                       1,006,091
---------------------------------------------------------------------------
Futures                                                          (1,725,300)
---------------------------------------------------------------------------
                                                                   (719,209)
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                      13,095,702
---------------------------------------------------------------------------
Futures                                                            (666,575)
---------------------------------------------------------------------------
                                                                 12,429,127
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                       11,709,918
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $24,950,209
---------------------------------------------------------------------------

 20 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                   ENDED
                                                                NOVEMBER 30,             YEAR ENDED
                                                                    2000                  MAY 31,
                                                                (UNAUDITED)                 2000
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income                                           $ 13,240,291              22,900,860
----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                 (719,209)             (5,601,313)
----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                    12,429,127             (22,532,243)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                        24,950,209              (5,232,696)
----------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income:
Class AARP                                                            (1,294)                     --
----------------------------------------------------------------------------------------------------
Class S                                                          (13,050,927)            (22,899,579)
----------------------------------------------------------------------------------------------------
Class A                                                             (131,048)                   (634)
----------------------------------------------------------------------------------------------------
Class B                                                              (29,881)                   (498)
----------------------------------------------------------------------------------------------------
Class C                                                              (27,141)                   (149)
----------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                        114,009,158             206,693,996
----------------------------------------------------------------------------------------------------
Reinvestment of distributions                                      7,882,684              15,204,758
----------------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (93,509,430)           (206,909,446)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                      28,382,412              14,989,308
----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                 40,092,330             (13,144,248)
----------------------------------------------------------------------------------------------------
Net assets at beginning of period                                436,935,019             450,079,267
----------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                     $477,027,349             436,935,019
----------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  21

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.


                                                   CLASS A                 CLASS B                 CLASS C
                                             2000(A)     2000(B)     2000(A)     2000(B)     2000(A)     2000(B)
------------------------------------------  ---------------------   ---------------------   ---------------------
Net asset value, beginning of period          $11.86     $12.02      $11.86      $12.02      $11.86      $12.02
------------------------------------------  ---------------------   ---------------------   ---------------------
Income (loss) from investment operations:
Net investment income                            .35        .06         .30         .05         .30         .05
------------------------------------------  ---------------------   ---------------------   ---------------------
Net realized and unrealized gain (loss) on
investment transactions                          .31       (.16)        .32        (.16)        .32        (.16)
------------------------------------------  ---------------------   ---------------------   ---------------------
Total from investment operations                 .66       (.10)        .62        (.11)        .62        (.11)
------------------------------------------  ---------------------   ---------------------   ---------------------
Less distributions from:
Net investment income                           (.35)      (.06)       (.30)       (.05)       (.30)       (.05)
------------------------------------------  ---------------------   ---------------------   ---------------------
Net asset value, end of period                $12.17     $11.86      $12.18      $11.86      $12.18      $11.86
------------------------------------------  ---------------------   ---------------------   ---------------------
TOTAL RETURN (%)                                5.45**     (.77)**     5.23**      (.92)**     5.16**      (.92)**

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA

Net assets, end of period ($ thousands)       10,562        246       2,342         209       2,390          36
------------------------------------------  ---------------------   ---------------------   ---------------------
Ratio of expenses before expense
reductions (%)                                  1.17*       .11**      2.35*        .19**      1.82*        .20**
------------------------------------------  ---------------------   ---------------------   ---------------------
Ratio of expenses after expense reductions
(%)                                              .80*       .07**      1.59*        .14**      1.58*        .14**
------------------------------------------  ---------------------   ---------------------   ---------------------
Ratio of net investment income (%)              5.70*       .52**      4.90*        .45**      4.92*        .45**
------------------------------------------  ---------------------   ---------------------   ---------------------
Portfolio turnover rate (%)                       12*        62          12*         62          12*         62
------------------------------------------  ---------------------   ---------------------   ---------------------

(a) For the six months ended November 30, 2000 (Unaudited).

(b) For the period from May 1, 2000 (commencement of sales of Class A, B and C shares) to May 31, 2000.

 * Annualized

** Not annualized

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Scudder High Yield Tax Free Fund (the "Fund") is a
                             diversified series of Scudder Municipal Trust (the
                             "Trust") which is registered under the Investment
                             Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

                             On May 1, 2000, the Fund commenced offering multiple classes of shares. Existing shares of the Fund were redesignated as Class S and the Fund commenced offering Classes A, B and C shares. In addition, on October 2, 2000, the Fund commenced offering Class AARP shares. The five classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are especially designed for members of AARP and are not subject to initial or contingent deferred sales charges. Class S shares, generally not available to new investors, are not subject to initial or contingent deferred sales charges. Certain detailed financial information for the Class AARP and S shares is provided separately and is available upon request.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services-level and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the

NOTES TO FINANCIAL STATEMENTS

                             period, the Fund purchased index futures to manage the duration of the portfolio. In addition, the Fund also sold index futures to hedge against declines in the value of portfolio securities.

                             Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund depending upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             At May 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $6,600,000, which may be applied against any realized net taxable capital gains of each succeeding year, until fully utilized or until May 31, 2005 ($3,900,000) and May 31, 2008
                             ($2,700,000), the respective expiration dates or whichever occurs first.

                             In addition, from November 1, 1999 through May 31, 2000, the Fund incurred approximately $3,600,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending May 31, 2001.

                             DISTRIBUTION OF INCOME AND GAINS. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

NOTES TO FINANCIAL STATEMENTS

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premium and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2    PURCHASES AND SALES
     OF SECURITIES           During the six months ended November 30, 2000,
                             purchases and sales of municipal securities
                             (excluding short-term investments) aggregated
                             $57,671,338 and $26,143,451, respectively.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. Under the Investment
                             Management Agreement (the "Agreement") with Zurich
                             Scudder Investments, Inc., formerly Scudder Kemper
                             Investments, Inc. ("Scudder" or the "Adviser"), the
                             Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.65% on the first $300,000,000 of the Fund's average daily net assets and 0.60% of such net assets in excess of $300,000,000, computed and accrued daily and payable monthly. From June 1, 2000 to October 1,
                             2000, the Adviser maintained the annualized expenses of the classes of the Fund until October
                             1, 2000 as follows: Class S shares 0.80%, Class A shares 0.80%, Class B shares 1.60% and Class C shares 1.58%.

                             Effective October 2, 2000, the Fund as approved by the Fund's Trustees, adopted a new Investment Management Agreement (the "Management Agreement") with the Adviser. The Management Agreement is identical to the pre-existing agreement, except for the dates of execution and termination and fee rate. The management fee payable under the Management Agreement is equal to an annual rate of 0.65% of the first $300,000,000 of the Fund's average daily net assets, .60% on the next $200,000,000 of the Fund's average daily net assets, and 0.575% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. From October 2, 2000 to November 30, 2000 the Adviser maintained the annualized expenses of the classes of the Fund as follows:
                             Class S shares 0.79%, Class AARP shares 0.79%, Class A shares 0.80%, Class B shares 1.60% and Class C shares 1.58%. Certain expenses, such as taxes, brokerage and interest expense are excluded from the expense limitation. Accordingly, for the six months ended November 30, 2000 the Adviser did not impose a portion of its management fee pursuant to the Agreement and the Management Agreement aggregating $72,956 and the amount imposed aggregated $1,390,460, which was equivalent to an annualized effective rate of 0.60% of the Fund's average daily net assets.

                             DISTRIBUTION SERVICE AGREEMENT. In accordance with Rule 12b-1 under the 1940 Act, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Adviser, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms

NOTES TO FINANCIAL STATEMENTS

                             at various rates for sales of Class B and C shares. For the six months ended November 30, 2000, the Distribution Fee was as follows:

                                                                                            UNPAID AT
                                                                                TOTAL      NOVEMBER 30,
                             DISTRIBUTION FEE                                 AGGREGATED       2000
                             --------------------------------------------------------------------------
                             Class B........................................    $4,226        $1,270
                             Class C........................................     3,835         1,256
                                                                                ------        ------
                                                                                $8,061        $2,526

                             UNDERWRITING AGREEMENT AND CONTINGENT DEFERRED SALES CHARGE. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended November 30, 2000 aggregated $550,127, of which none was paid to other firms.

                             In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2000, there was no CDSC for Classes B and C.

                             ADMINISTRATIVE SERVICES FEES. KDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service.

                             For the six months ended November 30, 2000, the Administrative Services Fee was as follows:

                                                                                                        UNPAID AT
                                                                        TOTAL         FEES WAIVED     NOVEMBER 30,
                                        ADMINISTRATIVE SERVICES FEE   AGGREGATED        BY KDI            2000
                                       ------------------------------------------------------------------------------
                                       Class A......................    $5,688            $--            $5,350
                                       Class B......................     1,492            --              1,328
                                       Class C......................     1,363            --              1,201
                                                                        ------            --             ------
                                                                        $8,543            $--            $7,879

                             SHAREHOLDER SERVICES FEES. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C shares. For the six months ended November 30, 2000, the amount charged to Classes A, B and C by KSC aggregated $345, $283 and $146, respectively, of which $267, $187 and $131, respectively, is unpaid at November 30, 2000. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for Class S shares. For the six months ended November 30, 2000, the amount charged to Class S shares by SSC for shareholder services aggregated $153,544, of which $27,967 is unpaid at November 30, 2000.

                             FUND ACCOUNTING FEES. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended November 30, 2000, the amount charged to

NOTES TO FINANCIAL STATEMENTS

                             the Fund by SFAC aggregated $32,350, of which $6,310 is unpaid at November 30, 2000.

                             TRUSTEES' FEES. The Trust pays each Trustee not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the six months ended November 30, 2000, Trustees' fees and expenses aggregated $4,254.

                             OTHER RELATED PARTIES. Effective October 2, 2000, Scudder has agreed to pay a fee to AARP and/or its affiliates in return for advice relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined assets of the AARP classes of all funds managed by Scudder. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows:
                             0.07% of the first $6,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter.

--------------------------------------------------------------------------------

4    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended November 30, 2000, the Fund's custodian and transfer agent fees
                             (Class S shares only) were reduced by $1,234 and $7,249, respectively, under these arrangements.

--------------------------------------------------------------------------------

5    LINE OF CREDIT          The Fund and several affiliated Funds (the
                             "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

--------------------------------------------------------------------------------

6    REORGANIZATION          In early 2000, Scudder initiated a restructuring
                             program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the no-load open-end funds Scudder advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative for Class S shares were borne jointly by Scudder and certain of the affected funds. For the year ended May 31, 2000, a one-time fee of $59,607 was accrued by Class S shares for payment to those Trustees not affiliated with the Adviser who did not stand for re-election.
                             Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated
                             Board, the Adviser agreed to bear $29,803 of such costs, which were paid to the Fund in December
                             2000.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

7    SHARE TRANSACTIONS      The following tables summarize share and dollar
                             activity in the Fund:

                                                                   SIX MONTHS ENDED
                                                                  NOVEMBER 30, 2000                       YEAR ENDED
                                                                     (UNAUDITED)                         MAY 31, 2000
                                                              --------------------------         ----------------------------
                                                                SHARES        DOLLARS              SHARES          DOLLARS
                                       SHARES SOLD
                                        Class AARP*               33,654    $    408,842                  --    $          --
                                       --------------------------------------------------------------------------------------
                                        Class S**              8,116,536      98,688,256          17,085,134      206,124,783
                                       --------------------------------------------------------------------------------------
                                        Class A                  852,595      10,388,246              27,398          324,369
                                       --------------------------------------------------------------------------------------
                                        Class B                  180,570       2,191,374              17,635          208,844
                                       --------------------------------------------------------------------------------------
                                        Class C                  191,892       2,332,440               2,995           36,000
                                       --------------------------------------------------------------------------------------
                                                                             114,009,158                          206,693,996
                                       --------------------------------------------------------------------------------------
                                        SHARES ISSUED TO SHAREHOLDERS IN REINVESTMENT OF DISTRIBUTIONS
                                        Class AARP*                   14             165                  --               --
                                       --------------------------------------------------------------------------------------
                                        Class S**                641,554       7,781,403           1,253,142       15,203,877
                                       --------------------------------------------------------------------------------------
                                        Class A                    6,198          75,527                  50              590
                                       --------------------------------------------------------------------------------------
                                        Class B                      792           9,654                  12              142
                                       --------------------------------------------------------------------------------------
                                        Class C                    1,306          15,935                  13              149
                                       --------------------------------------------------------------------------------------
                                                                               7,882,684                           15,204,758
                                       --------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class AARP*                  (21)           (275)                 --               --
                                       --------------------------------------------------------------------------------------
                                        Class S**             (7,668,872)    (93,287,571)        (17,028,771)    (206,829,984)
                                       --------------------------------------------------------------------------------------
                                        Class A                  (11,891)       (144,992)             (6,692)         (79,462)
                                       --------------------------------------------------------------------------------------
                                        Class B                   (6,653)        (76,554)                 --               --
                                       --------------------------------------------------------------------------------------
                                        Class C                       --             (38)                 --               --
                                       --------------------------------------------------------------------------------------
                                                                             (93,509,430)                        (206,909,446)
                                       --------------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE)
                                        Class AARP*               33,647         408,731                  --               --
                                       --------------------------------------------------------------------------------------
                                        Class S**              1,089,218      13,182,089           1,309,505       14,498,676
                                       --------------------------------------------------------------------------------------
                                        Class A                  846,902      10,318,781              20,756          245,497
                                       --------------------------------------------------------------------------------------
                                        Class B                  174,709       2,124,474              17,647          208,986
                                       --------------------------------------------------------------------------------------
                                        Class C                  193,198       2,348,337               3,008           36,149
                                       --------------------------------------------------------------------------------------
                                                                            $ 28,382,412                        $  14,989,308
                                       --------------------------------------------------------------------------------------

                             * For the period from October 2, 2000 (commencement
                               of sales of Class AARP shares) to November 30, 2000.
                            ** On May 1, 2000, existing shares of the Fund were
                               redesignated as Class S.

SHAREHOLDERS' MEETING

SHAREHOLDER MEETING RESULTS (UNAUDITED)

A Special Meeting of Shareholders (the "Meeting") of Scudder High Yield Tax Free Fund (the "fund"), a series of Scudder Municipal Trust was held on July 13, 2000, at the office of Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1) To elect Trustees of Scudder Municipal Trust.

                                  For        Withheld
      Henry P. Becton, Jr.     24,922,147    712,670
      Linda C. Coughlin        24,863,957    770,860
      Dawn-Marie Driscoll      24,874,930    759,887
      Edgar R. Fiedler         24,890,593    744,224
      Keith R. Fox             24,923,529    711,288
      Joan E. Spero            24,864,767    770,050
      Jean Gleason Stromberg   24,872,097    762,720
      Jean C. Tempel           24,884,029    750,788
      Steven Zaleznick         24,900,110    734,707

2) To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the fund for the fiscal year ending May 31, 2001.

                                        Broker
         For      Against   Abstain   Non-Votes*
      24,998,194  314,335   322,288        0

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

HENRY P. BECTON, JR.              THOMAS V. BRUNS                   KATHRYN L. QUIRK
Trustee                           Vice President                    Vice President and
                                                                    Assistant Secretary
LINDA C. COUGHLIN                 PHILIP G. CONDON
President and Trustee             Vice President                    JOHN R. HEBBLE
                                                                    Treasurer
DAWN-MARIE DRISCOLL               WILLIAM F. GLAVIN
Trustee                           Vice President                    BRENDA LYONS
                                                                    Assistant Treasurer
EDGAR R. FIEDLER                  ASHTON P. GOODFIELD
Trustee                           Vice President                    CAROLINE PEARSON
                                                                    Assistant Secretary
KEITH R. FOX                      JAMES E. MASUR
Trustee                           Vice President

JOAN E. SPERO                     HOWARD S. SCHNEIDER
Trustee                           Vice President

JEAN GLEASON STROMBERG            JOHN MILLETTE
Trustee                           Vice President and Secretary

JEAN C. TEMPEL
Trustee

STEVEN ZALEZNICK
Trustee


 .............................................................................................
LEGAL COUNSEL                         WILLKIE FARR & GALLAGHER
                                      787 Seventh Avenue
                                      New York, NY 10019
 .............................................................................................
SHAREHOLDER SERVICE AGENT             KEMPER SERVICE COMPANY
                                      P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
INDEPENDENT AUDITORS                  PRICEWATERHOUSECOOPERS LLP
                                      160 Federal Street
                                      Boston, MA 02110
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com



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This report is not to be distributed
unless preceded or accompanied by a
Scudder High Yield Tax Free Fund prospectus.
SHTF - 3(1/25/01) 5937
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)